======================================================================

                           UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                 __________________________________



                             FORM 8-K/A

                           CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 17, 1998




                  UNIFIED FINANCIAL SERVICES, INC.
       (Exact name of registrant as specified in its charter)


     DELAWARE                 0-22629               35-1797759
  (State or other        (Commission File        (I.R.S. Employer
  jurisdiction of             Number)             Identification
   organization)                                     Number)



    431 NORTH PENNSYLVANIA STREET
        INDIANAPOLIS, INDIANA                          46204-1873
(Address of principal executive offices)               (Zip Code)



 Registrant's telephone number, including area code:  (317) 634-3301

======================================================================

ITEM 2. ACQUISITION OF ASSETS

        Reference is made to the Current Report on Form 8-K filed by the Registrant on December 23, 1998 announcing the closing of the merger of Equity Acquisition Corporation, a wholly owned subsidiary of the Registrant, into Equity Underwriting Group, Inc. ("Equity") on December 17, 1998. Reference is also made to the Current Report on Form 8-K filed by the Registrant on January 8, 1999 announcing the closing of the merger of AmeriPrime Financial Services, Inc. ("AmeriPrime") into a wholly owned subsidiary of the Registrant on December 31, 1998.

ITEM 5. OTHER EVENTS

        On October 31, 1998, the Company executed a letter of intent with SBX Inc. to acquire all of the capital stock of SBX Inc. in exchange for 363,636 shares of common stock, $0.01 par value, of the Registrant. On January 29, 1999, the Company and SBX Inc. mutually terminated such letter of intent.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Each Business Acquired (Equity Underwriting Group, Inc. and AmeriPrime Financial
              Services, Inc.)

              (1)   Equity Underwriting Group, Inc.

                    (i)    Independent Auditors' Report

                    (ii)   Consolidated Statements of Financial
                           Condition (Audited) as of December 31,
                           1997 and 1996

                    (iii)  Consolidated Statements of Operations
                           (Audited) for the years ended December 31, 1997 and 1996

                    (iv)   Consolidated Statements of Cash Flows
                           (Audited) for the years ended December 31, 1997 and 1996

                    (v)    Consolidated Statements of Changes in
                           Stockholders' Equity (Audited) for the
                           years ended December 31, 1997 and 1996

                    (vi)   Notes to Audited Consolidated Financial
                           Statements

                    (vii) Consolidated Balance Sheet (Unaudited) as of September 30, 1998

                    (viii) Consolidated Statements of Operations
                           (Unaudited) for the nine months ended
                           September 30, 1998 and 1997

                    (ix)   Consolidated Statements of Cash Flows
                           (Unaudited) for the nine months ended
                           September 30, 1998 and 1997

                    (x)    Notes to Unaudited Financial Statements

              (2)   AmeriPrime Financial Services, Inc.

                    (i)    Independent Auditors' Report

                    (ii)   Consolidated Statements of Financial
                           Condition (Audited) as of December 31,
                           1997 and 1996

                    (iii)  Consolidated Statements of Operations
                           (Audited) for the years ended December 31, 1997 and 1996

                    (iv)   Consolidated Statements of Cash Flows
                           (Audited) for the years ended December 31, 1997 and 1996

                    (v)    Consolidated Statements of Changes in
                           Shareholders' Equity (Audited) for the years ended December 31, 1997 and 1996

                    (vi)   Notes to Audited Consolidated Financial
                           Statements

                    (vii) Statement of Financial Condition (Unaudited) as of September 30, 1998

                    (viii) Statements of Operations (Unaudited) for
                           the nine months ended September 30, 1998
                           and 1997

                    (ix) Statements of Cash Flows (Unaudited) for the nine months ended September 30, 1998 and 1997

                    (x)    Notes to Unaudited Financial Statements

        (b)   Pro Forma Financial Information

              (i) Pro Forma Consolidating Balance Sheet (Unaudited) as of September 30, 1998

              (ii)  Pro Forma Consolidating Statements of Income
                    (Unaudited) for the nine months ended
                    September 30, 1998 and 1997

              (iii) Pro Forma Consolidating Statements of Income
                    (Unaudited) for the years ended December 31, 1997 and 1996

              (iv)  Notes to Pro Forma Consolidating Financial
                    Statements (Unaudited)

        (c)   Exhibits

              See Exhibit Index on page 49.

To the Board of Directors and
     Stockholder of Equity Underwriting Group, Inc.


                    INDEPENDENT AUDITORS' REPORT
                    ----------------------------

We have audited the accompanying consolidated statements of financial condition of Equity Underwriting Group, Inc. and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Equity Underwriting Group, Inc. and subsidiaries at December 31, 1997 and 1996, and the results of their operations, and their cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/ Larry E. Nunn & Associates, LLC
Columbus, Indiana
February 12, 1999


                     EQUITY UNDERWRITING GROUP, INC.
           AUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                       December 31, 1997 and 1996
                                                     1997              1996
                                                     ----              ----
              ASSETS
              ------
Current Assets:
   Cash and cash equivalents                     $ 1,901,940        $2,043,446
   Money held for employees                              100               100
   Accounts receivable - trade                     2,872,603         1,953,681
   Accounts receivable - other                        10,589                --
   Deferred income tax benefit                        35,700                --
   Notes receivable - officers                        50,000            50,000
   Prepaid expense                                    62,070            35,649
   Investments in marketable securities                4,863           281,857
   Advances to affiliate                              31,952            10,585
   Other assets                                           --                --
                                                 -----------        ----------
        Total current assets                       4,969,817         4,375,318
                                                 -----------        ----------

Property and Equipment:
   Computer equipment and software                   783,640           444,531
   Furniture and fixtures                            852,417           608,242
   Automobiles                                       144,846           116,252
                                                 -----------        ----------
                                                   1,780,903         1,169,025
   Less accumulated depreciation                  (1,220,842)         (806,153)
                                                 -----------        ----------
      Net property and equipment                     560,061           362,872
                                                 -----------        ----------

Other Assets:
   Non-compete covenant                               20,000            25,000
   Goodwill, net of amortization of
      $523,285 and $0, respectively                  372,662           895,947
   Cash value of officers' life insurance             39,520            33,247
   Insurance agency purchased lease and
      employment rights                              257,947                --
   Less accumulated amortization                    (107,966)               --
Minority interest in subsidiary                      466,424            10,601
Deferred income tax                                  437,990            21,000
                                                 -----------        ----------
        Total other assets                         1,486,577           985,795
                                                 -----------        ----------


TOTAL ASSETS                                     $ 7,016,455        $5,723,985
                                                 ===========        ==========


See notes to audited consolidated financial statements and independent auditors' report.

                        EQUITY UNDERWRITING GROUP, INC.
            AUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                          December 31, 1997 and 1996
                                                     1997              1996
                                                     ----              ----
   LIABILITIES AND STOCKHOLDERS' EQUITY
   ------------------------------------
Current Liabilities:
   Line of credit                                 $   80,000        $       --
   Current portion of long-term debt                  87,570           476,428
   Accounts payable - insurance companies          4,787,147         3,829,077
   Accounts payable - brokers                        207,713           232,172
   Accounts payable - trade                           94,577           113,981
   Accrued expenses                                  142,454            59,904
   Cash held for employees                               632               100
   Income tax payable                                  8,387             5,700
   Other liabilities                                 348,907                --
                                                  ----------        ----------

        Total current liabilities                  5,757,387         4,717,362
                                                  ----------        ----------

Long-Term Liabilities:
   Notes payable                                   1,179,613           719,519
   Other liabilities                                 514,611                --
                                                  ----------        ----------

        Total long-term liabilities                1,694,224           719,519
                                                  ----------        ----------

Stockholders' Equity:
   Common stock, no par value, 1,000 shares
      authorized and issued, 100 shares
      outstanding                                      1,000             1,000
   Paid in capital                                     2,500                --
   Retained earnings                                (438,557)          291,076
   Unrealized loss on investments                        (99)           (4,972)
                                                  ----------        ----------

        Total stockholders' equity                  (435,156)          287,104
                                                  ----------        ----------


TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                              $7,016,455        $5,723,985
                                                  ==========        ==========


See notes to audited consolidated financial statements and independent auditors' report.

                      EQUITY UNDERWRITING GROUP, INC.
                AUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
               For the years ended December 31, 1997 and 1996
                                                    1997              1996
                                                    ----              ----
Revenue:
Gross operating revenues                         $10,365,295       $ 7,890,257
   Less commissions expense                       (4,741,726)       (3,443,417)
                                                 -----------       -----------
      Net commission income                        5,623,569         4,446,840
                                                 -----------       -----------
Administration Expenses:
   Compensation                                    4,268,165         2,724,682
   Business development                              611,358           579,314
   Depreciation                                      414,689           144,309
   Amortization                                      107,966                --
   Postage and delivery expenses                     281,611           246,480
   Telephone and communications                       62,991            52,030
   Equipment rental                                  198,388           162,232
   Professional fees                                  58,791            42,056
   Insurance                                          60,350            59,476
   Facilities rent                                   214,350           198,949
   Other operating expenses                        1,030,761           384,547
                                                 -----------       -----------
      Total administrative expenses                7,309,420         4,594,075
                                                 -----------       -----------

Net Operating Income (Loss)                       (1,685,851)         (147,235)
                                                 -----------       -----------

Other Income (Expense):
   Interest income                                   124,319           152,586
   Interest expense                                  (71,082)           (5,300)
   Other                                              22,962                --
   Gain on disposal of assets                            126            10,908
   Realized loss on investments                       (6,967)               --
   Leased equipment income                                --                --
   Loss on investment-subsidiary                          --                --
                                                 -----------       -----------
      Total other income                              69,358           158,194
                                                 -----------       -----------

Income (Loss) Before Income Taxes                 (1,616,493)           10,959
                                                 -----------       -----------

Provision for Income Taxes:
   Income taxes                                       21,653            22,987
   Deferred benefit                                 (452,690)           (8,700)
                                                 -----------       -----------
      Total income taxes                            (431,037)           14,287
                                                 -----------       -----------

Net Income Before Minority Interest
   In Subsidiary                                  (1,185,456)           (3,328)
   Minority interest in loss of
    consolidated subsidiary                          455,823            10,601
                                                 -----------       -----------

Net Income (Loss)                                $  (729,633)      $     7,273
                                                 ===========       ===========

See notes to audited consolidated financial statements and independent auditors' report.

                             EQUITY UNDERWRITING GROUP, INC.
                      AUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
                     For the years ended December 31, 1997 and 1996
                                                                1997                1996
                                                                ----                ----
Cash Flow from Operating Activities:
Net income                                                  $ (729,633)          $    7,273
Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
   Depreciation and amortization                               522,655              144,309
   Unrealized loss on investments                                4,873                   --
   Gain on sale of equipment                                        --              (10,908)
   Minority interest in subsidiary                            (455,823)             (10,601)
   Deferred income tax benefit                                (452,690)              (8,700)
   Cash value of officers' life insurance                       (6,273)              (3,996)

Change in assets and liabilities:
   Accounts receivable - trade                                (918,922)            (346,387)
   Accounts receivable - other                                 (10,589)                  --
   Prepaid expenses                                            (26,421)              (5,945)
   Accounts payable - insurance companies                      958,069             (408,656)
   Accounts payable - brokers                                  (24,459)                  --
   Accounts payable - trade                                    (19,404)                  --
   Accrued expenses                                             82,550               12,093
   Other liabilities                                           864,050              151,300
   Income tax payable                                            2,687              (15,030)
                                                            ----------           ----------

Net cash provided (used) by operating activities              (209,330)            (495,248)

Cash Flow from Investing Activities:
   Property and equipment purchase                            (611,877)            (197,470)
   Investments purchased/redeemed                              276,994                1,721
   Proceeds from sale of assets                                     --                8,000
   Advance to affiliates                                       (21,367)             (10,585)
   Intangible assets                                           270,338             (920,947)
   Payments on note receivable                                      --              170,000
                                                            ----------           ----------

Net cash provided (used) by investing activities               (85,912)            (949,281)

Cash Flow from Financing Activities:
   Line of credit                                               80,000             (300,000)
   Current portion of long-term debt                          (388,857)                  --
   Proceeds for paid in capital                                  2,500                   --
   Proceeds from long-term debt                                460,093            1,195,947
                                                            ----------           ----------
Net cash provided (used) by financing activities               153,736              895,947
                                                            ----------           ----------
Change in cash and equivalents                                (141,506)            (548,582)
Cash and equivalents, beginning of year                      2,043,546            2,592,028
                                                            ----------           ----------
Cash and equivalents, end of year                           $1,902,040           $2,043,446
                                                            ==========           ==========

See notes to audited consolidated financial statements and independent auditors' report.

                                  EQUITY UNDERWRITING GROUP, INC.
                AUDITED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                         For the years ended December 31, 1997 and 1996
                                                                                   Unrealized
                                          Common       Paid In      Retained        Loss on
                                          Stock        Capital      Earnings       Investment      Total
                                          -----        -------      --------       ----------      -----
Balance -
   December 31, 1995                      $1,000       $   --      $ 283,803        $    --      $ 284,803
   Net income                                 --           --          7,273             --          7,273
   Unrealized loss on investment              --           --             --         (4,972)        (4,972)
                                          ------       ------      ---------        -------      ---------
Balance -
   December 31, 1996                       1,000           --        291,076         (4,972)       287,104
   Contribution to capital                    --        2,500             --             --          2,500
   Unrealized loss on investments             --           --             --          4,873          4,873
   Net income (loss)                          --           --       (729,633)            --       (729,633)
                                          ------       ------      ---------        -------      ---------

Balance -
   December 31, 1997                      $1,000       $2,500      $(438,557)       $   (99)     $(435,156)
                                          ======       ======      =========        =======      =========


See notes to audited consolidated financial statements and independent auditors' report.

                EQUITY UNDERWRITING GROUP, INC.
      NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
        For the Years Ended December 31, 1997 and 1996
        ----------------------------------------------


NOTE 1 - NATURE OF BUSINESS

Equity Underwriting Group, Inc. (the "Company"), formerly known as Equity Insurance Managers, Inc., and its related subsidiaries provide services of all types for property and casualty insurance. The subsidiaries contained within the group are Equity Insurance Managers, Inc., Equity Insurance Managers, Inc. of Illinois, LLC, 21st Century Claims Service, Inc. and Equity Insurance Administrators, Inc.

Equity Insurance Managers, Inc. ("EIM") and Equity Insurance Managers, Inc. of Illinois, LLC ("EIM of Ill.") are licensed Managing General Agencies operating as a wholesale/broker of property and casualty insurance products in Kentucky, Illinois, Tennessee, Virginia, West Virginia, Ohio and Indiana. EIM and EIM of Ill. operate as managing general agents between a number of admitted as well as Excess and Surplus Line insurance companies with over 2,000 independent producers.

During 1996, EIM of Ill. was incorporated as a limited liability corporation and the Company acquired a 55% owned interest. EIM of Ill. purchased an existing agency to continue its operations as a wholesaler/broker of property and casualty insurance products in the states of Illinois and Indiana.

During 1997, the Company acquired a 50% ownership in 21st Century Claims Service, Inc. ("21st Century"). EIM owns the other 50% in 21st Century. 21st Century was incorporated as a Kentucky corporation to conduct business as a claim adjusting service company. 21st Century is currently operating as a third party administrator for various insurance companies in the private passenger and commercial trucking lines.

During 1997, the Company formed Equity Insurance Administrators, Inc. ("EIA") as a 100% owned subsidiary. EIA was established for the purpose of performing administrative services on a contractual basis for property and casualty insurance carriers.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation
---------------------------

The consolidated financial statements include the accounts of Equity Underwriting Group, Inc., Equity Insurance Managers, Inc., a wholly owned subsidiary, Equity Insurance Managers, Inc. of Illinois, LLC, a 55% owned subsidiary, 21st Century Claims Service, Inc., a 50% owned subsidiary, and Equity Insurance Administrators, Inc., a wholly owned subsidiary. All significant inter-company transactions have been eliminated.

The acquisition of the shares in all the subsidiaries were with the initial incorporation or organization by the Company, which results in the book value of the assets and liabilities of the subsidiaries being reported in the Consolidated Financial Statements. EIM of Ill. acquired certain assets of the insurance agency in which these assets, including goodwill, were reported in the EIM of Ill. and the Consolidated Financial Statements at fair market value on the purchase date.

                    EQUITY UNDERWRITING GROUP, INC.
           NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
             For the Years Ended December 31, 1997 and 1996
             ----------------------------------------------


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash and Equivalents
--------------------

For purposes of the statements of cash flows, the Company considers highly liquid investments with a maturity of three months or less to be cash equivalents. The Company has invested excess cash in short-term U.S. Government backed bonds and securities, through a financial institution.

Accounts Receivable
-------------------

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

Marketable Securities
---------------------

Under the provisions of FAS 115, Accounting for Certain Investments in Debt and Equity Securities, marketable securities considered available-for-sale are recorded at fair market value if they have a readily determinable fair value. The corresponding unrealized gain or loss in the fair market value in relation to cost is accounted for as a separate item in the stockholders' equity section of the balance sheet. Management believes that its investments in marketable securities should be classified as investments that are available-for-sale and are stated at fair value.

Property and Equipment
----------------------

Property and equipment is stated at cost, less accumulated depreciation. Depreciation is computed by using the straight-line and accelerated cost methods over the estimated useful lives of the assets.

Under the provisions of SOP 98-1, computer software is expensed when developed for internal use and there is no existing plan to market the software externally. Accordingly, management believes all software should be expensed.

Intangible assets
-----------------

The following intangible assets were acquired in the purchase of an insurance agency by EIM of Ill. and are amortized on a straight-line or remaining value basis using the following economic lives:

                                    Term                Basis                Cost
                                    ----                -----                ----
Non-compete covenant               3 years          Straight-line          $ 20,000
Irland & Rogers Name              15 years          Straight-line          $ 25,000
Goodwill                          15 years          Straight-line          $372,662
Value of Building Lease            8 years         Remaining Value         $200,200

                    EQUITY UNDERWRITING GROUP, INC.
           NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
             For the Years Ended December 31, 1997 and 1996
             ----------------------------------------------


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Commission Income and Expense
-----------------------------

Each of EIM and EIM of Ill. recognizes commission income from each insurance company it represents on insurance policies written. This commission income is recorded on the effective date of each policy. The return commissions are recorded when a policy cancellation occurs. The commission expense owed to the independent producer of a written policy is recorded on the effective date of the policy.

Income Recognition
------------------

21st Century and EIA recognize revenue at the time service is performed under the accrual method.

Income Taxes
------------

Deferred taxes result primarily from timing differences in the recognition of the conversion from accrual basis of accounting for financial statement purposes to the modified accrual basis of accounting for income tax purposes. The remaining difference is primarily in the allocation and amortization of the intangible assets in the insurance agency purchase by EIM of Ill.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 - RESTRICTED CASH

EIM maintains a cafeteria plan for the benefit of its employees. Cash representing employee contributions to this plan is maintained in a restricted cash account and is not included in these financial statements.

EIA maintains a trust account for Insurance Ventures, Inc., a company with which it has entered a business agreement. This account is used to collect insurance payments to be forwarded to Explorer Insurance, a division of The Insurance Company of the West, the company underwriting the insurance. This account is not included in these financial statements.

21st Century maintains a set of accounts for Rattner Mackenzie, a Lloyd's of London brokered company. These accounts are used to pay insurance claims from insurance business written through Rattner
Mackenzie.  This account is not included in these financial statements.

                    EQUITY UNDERWRITING GROUP, INC.
           NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
             For the Years Ended December 31, 1997 and 1996
             ----------------------------------------------


NOTE 4 - STOCKHOLDERS' AGREEMENT

The Company is obligated to make non-compete payments in the amounts of $25,000 and $20,000 annually to former stockholders under various agreements. These payments are expensed when paid. A schedule of payments due is as follows:

                    Year ending
                    December 31              Amount
                    -----------              ------
                       1998                 $45,000
                       1999                  45,000
                       2000                  45,000


NOTE 5 - LONG-TERM DEBT

EIM has a $400,000 revolving line of credit with a bank, which was fully drawn as of December 31, 1997 and $250,000 was outstanding as of December 31, 1996. The credit line bears interest at the bank's prime rate. The loan is secured by all company assets and becomes payable on January 20, 1999.

21st Century has a $200,000 revolving line of credit with a bank, which was fully drawn as of December 31, 1997. The maturity date of the loan is January 30, 1999. Interest on the loan is payable monthly at a rate equal to the bank's prime rate plus 1%. The loan is secured by all assets of 21st Century and is guaranteed by Equity Insurance Managers, Inc.

EIM of Ill. has a note payable due to the former owner of the agency purchased on December 31, 1996. The note is payable in six annual installments of $150,952 beginning January 1, 1998. As of December 31, 1996, EIM of Ill. also owed the down payment on the purchase of $226,428, which was paid in January, 1997. The original loan amount was $667,181, bearing an interest rate of prime plus 1% (9 1/2%) as of the purchase date. The long-term debt maturities are as follows:


                    Year ended
                    December 31             Amount
                    -----------             ------
                       1998                $ 87,570
                       1999                  95,889
                       2000                 104,998
                       2001                 114,973
                       2002                 125,896
                       2003                 137,855
                                           --------
                      Total                $667,181
                                           ========

                    EQUITY UNDERWRITING GROUP, INC.
           NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
             For the Years Ended December 31, 1997 and 1996
             ----------------------------------------------


NOTE 6 - INVESTMENT IN SUBSIDIARIES

On December 31, 1996, EIM of Ill. entered into a purchase agreement with an Illinois based wholesale insurance agency to purchase an existing agency, Irland & Rogers. The purchase included the assets, properties and business of the seller. The assets were purchased for $893,609 and Equity Insurance Managers, Inc. is a guarantor of the agreement. The remaining payment terms of the purchase are disclosed in Note 5.

During 1997, the Company became a 50% stockholder in 21st Century. The Company's investment in 21st Century is $2,500 as of December 31, 1997.

During 1997, the Company formed EIA as a wholly owned subsidiary. The investment in EIA is $5,000 as of December 31, 1997.

The Company's investments in subsidiaries are all eliminated through consolidation.


NOTE 7 - OPERATING LEASES

The Company's leasing activity consists principally of the leasing of automobiles, office equipment (excluding computer equipment - See
Note 8) and office space under operating leases that expire over the next five years.

The following is a schedule of future minimum rental payments by years required under various operating leases in effect that have limited or remaining noncancellable lease terms in excess of one year as of December 31, 1997:

                    Year ending
                    December 31            Amount
                    -----------            ------
                       1998              $  275,855
                       1999                 288,637
                       2000                 281,315
                       2001                 276,991
                       2002                  91,850
                                         ----------
                      Total              $1,214,648
                                         ==========

NOTE 8 - SALES/LEASEBACK TRANSACTION

The Company entered into a sales/leaseback transaction with Commonwealth Premium Finance Corporation ("CPFC"), under which CPFC purchased certain computer equipment to be leased back to the Company under normal operating lease terms. At December 31, 1997, the cost of all items leased was $629,622 with accumulated depreciation of $447,516.

                    EQUITY UNDERWRITING GROUP, INC.
           NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
             For the Years Ended December 31, 1997 and 1996
             ----------------------------------------------


NOTE 8 - SALES/LEASEBACK TRANSACTION (continued)

The following is a schedule by years of future minimum rentals under the lease based on items leased at December 31, 1997:

                    Year ending
                    December 31             Amount
                    -----------             ------
                       1998                $ 64,607
                       1999                  35,869
                       2000                  27,588
                       2001                  12,064
                       2002                   4,724
                                           --------
                      Total                $144,852
                                           ========

Rental expense under this lease was approximately $160,407 in 1997 and $148,614 in 1996.


NOTE 9 - RETIREMENT PLAN

During 1994, the Company implemented a Profit Sharing Plan including a 401(k) feature for its employees. Contributions to the plan are at the discretion of management. The Company contributed $10,367 and $9,612 to the Plan during the years ended December 31, 1997 and 1996, respectively.


NOTE 10 - RELATED PARTIES

The officers of the Company are also the owners of CPFC, an affiliated company. CPFC provides leasing and premium financing services for various products represented by the Company. As of December 31, 1997 and 1996 the Company had $201,132 and $173,000, respectively, included as accounts receivable - insurance agencies that were due from CPFC. In addition CPFC owed the Company $32,823 for various expenses paid by EIM in 1997. This amount is included in advances to affiliates. These advances were eliminated in the consolidation.

The Company paid various expenditures on behalf of 21st Century throughout 1997. As of December 31, 1997, the Company had $147,333 included as advances to affiliates due from 21st Century. These advances were eliminated in the consolidation.

The Company also paid various expenditures on behalf of EIA throughout 1997. As of December 31, 1997, the Company had $108,897 included as advances to affiliates due from EIA. These advances were eliminated through consolidation.

As of December 31, 1997, the stockholders of the Company have received advances of $50,000 from the Company. These advances, secured by their CPFC stock, are due annually and bear interest at a rate equivalent to the short-term applicable federal rate (AFR), adjustable quarterly. The AFR rate used at December 31, 1997 and 1996, was 5.56% and 5.63%, respectively.

                    EQUITY UNDERWRITING GROUP, INC.
           NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
             For the Years Ended December 31, 1997 and 1996
             ----------------------------------------------


NOTE 11 - SUBSEQUENT EVENTS

Equity Underwriting Group, Inc., the holding company, was established on January 20, 1998. The stockholders of Equity Insurance Managers, Inc. exchanged their shares of EIM for the shares in Equity Underwriting Group, Inc. Subsequently, the shares of the majority owner were retired by Equity Underwriting Group, Inc. A payment in the amount of $1,250,000, financed by a bank, was made to the majority stockholder. The remainder is due in installments of $900,000 and $900,000 on January 1, 1999 and January 1, 2000, respectively.


NOTE 12 - CONTINGENCY

The Company is a party to various lawsuits, claims and other legal actions arising in the ordinary course of business. In the opinion of management and counsel, all such matters are without merit or are of such kind, or involve such amounts, that unfavorable disposition would not have a material adverse effect on the financial position or results of operations of the Company.


NOTE 13 - CONCENTRATION OF CREDIT RISK

The Company has a concentration of credit risk in that it periodically maintains cash deposits in a single financial institution in excess amounts insured by the FDIC. The Company has not experienced any losses on such accounts to significant credit risk related to the losses.


                EQUITY UNDERWRITING GROUP, INC.
                  CONSOLIDATED BALANCE SHEET
                        (Unaudited)
                     September 30, 1998

                           ASSETS
                           ------
Current Assets:
   Cash and cash equivalents                      $   909,286
   Money held for employees                                --
   Accounts receivable - trade                      5,421,657
   Accounts receivable - other                          2,000
   Notes receivable - officers                         14,058
   Prepaid expense                                     13,862
   Advance to affiliate                                21,689
   Other assets                                         4,731
                                                  -----------

        Total current assets                        6,387,283
                                                  -----------

Property and Equipment:
   Computer equipment and software                    145,967
   Furniture and fixtures                           1,714,751
   Automobiles                                        144,846
                                                  -----------
                                                    2,005,564
   Less accumulated depreciation                   (1,398,958)
                                                  -----------

        Net property and equipment                    606,606
                                                  -----------

Other Assets:
   Non-compete covenant                                20,000
   Goodwill, net of amortization of $523,285          372,662
   Cash value of officers' life insurance              39,520
   Amortized expenses                                 270,448
   Deferred income tax                                363,270
                                                  -----------
                                                    1,065,900
   Less accumulated amortization                     (157,703)
                                                  -----------

        Total other assets                            908,197
                                                  -----------

   Minority interest in subsidiary                    549,389
                                                  -----------

TOTAL ASSETS                                      $ 8,451,475
                                                  ===========

See notes to the unaudited financial statements.

                   EQUITY UNDERWRITING GROUP, INC.
                     CONSOLIDATED BALANCE SHEET
                            (Unaudited)
                        September 30, 1998

               LIABILITIES AND STOCKHOLDERS' EQUITY
               ------------------------------------
Current Liabilities:
   Line of credit                                      $    75,000
   Current portion of long-term debt                        95,889
   Accounts payable - insurance companies                6,650,587
   Accounts payable - brokers                              257,470
   Accounts payable - trade                                 64,936
   Accrued expenses                                         76,128
   Income tax payable                                        2,886
   Other liabilities                                       435,520
                                                       -----------

        Total current liabilities                        7,658,416
                                                       -----------

Long-Term Debt:

   Notes payable                                         3,682,101
   Deferred income tax                                          --
   Other liabilities                                       571,574
                                                       -----------

        Total long-term liabilities                      4,253,675
                                                       -----------

        Total liabilities                               11,912,091
                                                       -----------

Stockholders' Equity:
   Common stock - no par value, 1,000 shares
        authorized and issued, 45 outstanding                5,000
   Paid in capital                                           2,500
   Retained earnings                                      (534,662)
   Unrealized loss on investments                           (7,430)

   Treasury stock                                       (2,926,024)
                                                       -----------

        Total stockholders' equity                      (3,460,616)
                                                       -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 8,451,475
                                                       ===========


See notes to the unaudited financial statements.



                     EQUITY UNDERWRITING GROUP, INC.
                  CONSOLIDATED STATEMENTS OF OPERATIONS
                               (Unaudited)
          For the nine months ended September 30, 1998 and 1997


                                               1998              1997
                                               ----              ----
Revenue:
Gross Operating Revenues                   $ 7,972,468       $ 7,303,700
   Less commissions expense                 (3,664,684)       (3,453,429)
                                           -----------       -----------

      Net commission income                  4,307,784         3,850,271
                                           -----------       -----------

Administrative Expenses:
   Compensation                              2,490,427         3,475,690
   Amortization                                 46,613                --
   Depreciation                                178,116           292,752
   Business development                        509,816           735,130
   Postage                                     242,596            56,446
   Telephone                                    54,184            44,556
   Equipment rental                             45,803           148,784
   Professional fees                            64,033            42,961
   Insurance                                    55,772            57,222
   Rent                                        250,851           215,559
   Other operating                             442,420           594,411
                                           -----------       -----------

      Total expenses                         4,380,631         5,663,511
                                           -----------       -----------

         Net operating income (loss)           (72,847)       (1,813,240)
                                           -----------       -----------

Other Income (Expense):
   Interest income                              58,819            89,967
   Interest expense                           (207,694)          (50,628)
   Other                                       160,395           118,910
   Gain on disposal of assets                       --               126
   Leased equipment income                       4,961                --
   Income taxes                                (12,784)           (7,765)
   Deferred benefit                           (109,919)          447,489
                                           -----------       -----------

      Total other income (expense)            (106,222)          598,099
                                           -----------       -----------

      Net loss before minority interest       (179,069)       (1,215,141)

         Minority interest in loss of
          consolidated subsidiary               82,966           403,921
                                           -----------       -----------

      NET LOSS                             $   (96,103)      $  (811,220)
                                           ===========       ===========


See notes to the unaudited financial statements.

                        EQUITY UNDERWRITING GROUP, INC.
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (Unaudited)
             For the nine months ended September 30, 1998 and 1997

                                                         1998            1997
                                                         ----            ----
Cash Flow from Operating Activities:

 Net income                                           $   (96,103)   $  (811,220)
 Adjustments to reconcile net income to net cash
  provided by (used in) operating activities:
   Depreciation and amortization                          227,853        378,048
   Unrealized loss on investments                          (7,331)        (2,458)
   Minority interest in subsidiary                        (82,966)      (403,921)
   Deferred income tax benefit                            110,420       (447,489)
   Cash value of officers' life insurance                      --         (3,996)

 Change in assets and liabilities:
   Accounts receivable - trade                         (2,549,055)    (3,987,077)
   Accounts receivable - other                              3,858         (1,291)
   Notes receivable - officers                             35,942             --
   Prepaid expenses                                        48,209        (29,637)
   Amortized expenses                                     (12,501)            --
   Accounts payable - insurance companies               1,863,440      3,625,937
   Accounts payable - brokers                              49,757       (232,172)
   Accounts payable - trade                               (29,641)     1,328,113
   Accounts payable - other                               137,443        924,192
   Accrued expenses                                       (66,326)         6,882
                                                      -----------    -----------

Net Cash Provided (used) by Operating Activities         (367,001)       343,911
                                                      -----------    -----------
Cash Flow from Investing Activities:
  Property and equipment purchase                        (224,662)      (441,610)
  Investments purchased/redeemed                            4,863        281,857
  Intangible assets                                            --        256,390
  Advance to affiliates                                    10,263        (15,105)
                                                      -----------    -----------
                                                         (209,536)        81,532
                                                      -----------    -----------
Cash Flow from Financing Activities:
  Line of credit                                           (5,000)            --
  Current portion of long-term debt                         8,319       (396,426)
  Proceeds from common stock                                4,000             --
  Proceeds from long-term debt                          2,502,488        (52,338)
  Paid in capital                                              --          2,500
  Purchase of treasury stock                           (2,926,024)            --
                                                      -----------    -----------
                                                         (416,217)      (446,264)
                                                      -----------    -----------
Change in cash and equivalents                           (992,754)       (20,821)

Cash and equivalents, beginning of period               1,902,040      2,043,546
                                                      -----------    -----------
Cash and equivalents, end of period                   $   909,286    $ 2,022,725
                                                      ===========    ===========

See notes to the unaudited financial statements.

                   EQUITY UNDERWRITING GROUP, INC.
               NOTES TO UNAUDITED FINANCIAL STATEMENTS
        For the Nine Months Ended September 30, 1998 and 1997
        -----------------------------------------------------

NOTE 1--BASIS OF PRESENTATION

The unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included.

To the Board of Directors and
  Stockholder of AmeriPrime Financial Services, Inc.


                    INDEPENDENT AUDITORS' REPORT
                    ----------------------------

We have audited the accompanying consolidated statements of financial condition of AmeriPrime Financial Services, Inc. and subsidiary which gives the retroactive effect of the acquisition of AmeriPrime Financial Securities, Inc., as of December 31, 1997 and 1996, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of AmeriPrime Financial Services, Inc. and subsidiary at December 31, 1997 and 1996, and the results of their operations, and their cash flows for the years then ended in conformity with generally accepted accounting principles.





/s/ Larry E. Nunn & Associates, LLC
Columbus, Indiana
February 12, 1999

                        AMERIPRIME FINANCIAL SERVICES, INC.
               AUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             December 31, 1997 and 1996

                                                          1997           1996
                                                          ----           ----
                        ASSETS
                        ------
Current Assets
  Cash and cash equivalents                             $ 53,504       $ 85,136
  Investment in non-affiliated mutual funds              145,355        118,523
  Accounts receivable                                    139,819         85,842
  Allowance for doubtful accounts                             --             --
  Prepaid assets and deposit                                  --             --
                                                        --------       --------
    Total current assets                                 338,678        289,501
                                                        --------       --------

Non-Current Assets
  Organizational cost                                        337            337
  Accumulated amortization of
   organizational costs                                     (337)          (240)
                                                        --------       --------
    Total non-current assets                                  --             97
                                                        --------       --------

Fixed Assets, at Cost
  Equipment and furniture                                  8,174          2,437
  Leasehold improvements                                  10,661         10,661
  Vehicles                                                    --             --
                                                        --------       --------
    Total cost                                            18,835         13,098
                                                        --------       --------
  Less:  accumulated depreciation                          3,997          3,085
                                                        --------       --------

    Net fixed assets                                      14,838         10,013
                                                        --------       --------

TOTAL ASSETS                                            $353,516       $299,611
                                                        ========       ========

          LIABILITIES AND STOCKHOLDERS' EQUITY
          ------------------------------------
Current Liabilities
  Accounts payable and accrued expenses                 $ 73,488       $ 73,342
  Income taxes payable - deferred                             --             --
  Other liabilities                                           --             --
                                                        --------       --------
    Total current liabilities                             73,488         73,342
                                                        --------       --------

Long-Term Liabilities                                         --             --
    Total long-term liabilities                               --             --
                                                        --------       --------

Total Liabilities                                       $ 73,488       $ 73,342
                                                        --------       --------

Stockholders' Equity
  Common stock, par value $1 per share, 1,000
   authorized and outstanding                              1,000          1,000
  Additional paid-in capital                             120,000        173,453
  Retained earnings                                      159,028         51,816
  Net unrealized gain (loss) on securities
   available for sale                                         --             --
                                                        --------       --------
    Total stockholders' equity                           280,028        226,269
                                                        --------       --------

STOCKHOLDERS' EQUITY                                    $353,516       $299,611
                                                        ========       ========


See notes to audited consolidated financial statements and independent auditors' report.

                        AMERIPRIME FINANCIAL SERVICES, INC.
                   AUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                   For the Years Ended December 31, 1997 and 1996


                                                         1997           1996
                                                         ----           ----
Revenue
     Brokerage                                         $ 32,970       $ 12,000
     Trust and administrative services                  402,888        162,726
     Other income                                            --             --
                                                       --------       --------
         Total revenue                                  435,858        174,726
                                                       --------       --------

Cost of Sales
     Brokerage revenue changes                               --             --
     Investment fees                                         --             --
     Administrative fees                                 50,101         73,342
     Compliance and filing fees                          30,591         28,439
     Funds professional fees                                 --             --
                                                       --------       --------
         Total cost of sales                             80,692        101,781
                                                       --------       --------

Gross Profit                                            355,166         72,945
                                                       --------       --------

Operating Expenses
     Employee compensation and benefits                 204,892             --
     Reserves and allowances                                 --             --
     Fund services operating charges                         --             --
     Mail and courier service                             1,786          1,122
     Telephone                                            4,677             --
     Equipment rental and maintenance                        --             --
     Occupancy                                            6,307             --
     Depreciation                                         1,444            405
     Professional fees                                    5,790          6,395
     Other expenses                                      28,902         22,952
                                                       --------       --------
         Total operating expenses                       253,798         30,874
                                                       --------       --------

Income from operations                                  101,368         42,071
                                                       --------       --------

Other Income
     Unrealized gain on securities                       16,675         11,023
     Investment income                                   11,782          5,280
     Other                                                   --             --
                                                       --------       --------
         Total other income (loss)                       28,457         16,303
                                                       --------       --------

Income before income taxes                              129,825         58,374
                                                       --------       --------

Income taxes
     Current                                                 --             --
     Deferred                                                --             --
                                                       --------       --------
         Total income taxes                                  --             --
                                                       --------       --------

NET INCOME                                             $129,825       $ 58,374
                                                       ========       ========



See notes to audited consolidated financial statements and independent auditors' report.

                           AMERIPRIME FINANCIAL SERVICES, INC.
                      AUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
                     For the Years Ended December 31, 1997 and 1996
                                                                   1997              1996
                                                                   ----              ----
Cash flow from operating activities:
  Net income                                                     $129,825          $ 58,374
  Adjustments to reconcile net income to net
    cash provided by (used) in operating activities:
      Deferred income taxes                                            --                --
      Provision for depreciation and amortization                   1,444               405
      Amortization of bond premium                                     --                --
      Unrealized gain on investments                              (16,675)          (11,023)
      Loss (gain) on fixed assets disposed or sold                     --                --
    (Increase) decrease in operating assets:
      Receivables                                                 (53,977)          (26,718)
      Prepaid and sundry assets                                        --            25,000
    Increase (decrease) in current liabilities:
      Accounts payable and accrued expenses                           146            18,501
      Other liabilities                                                --                --
                                                                 --------          --------

    Net cash provided by operating activities                      60,763            64,540

Cash flow from investing activities:
    Purchase of fixed assets                                       (5,737)               --
    Proceed from sale of fixed assets                                  --                --
    Investment in mutual funds                                    (10,593)          (24,838)
    Investment in debt securities                                      --                --
                                                                 --------          --------

    Net cash provided by investing activities                     (16,330)          (24,838)

Cash flow from financing activities:
    Return of capital                                             (53,453)           40,274
    Dividends                                                     (22,612)               --
    Proceeds from issuance of common stock                             --                --
    Proceeds from bank line-of-credit and financing                    --                --
                                                                 --------          --------

    Net cash provided by financing activities                     (76,065)           40,274

Net increase (decrease) in cash and cash equivalents              (31,632)           79,976

CASH AND CASH EQUIVALENTS, beginning of the year                   85,136             5,071
                                                                 --------          --------

CASH AND CASH EQUIVALENTS, end of the year                       $ 53,504          $ 85,136
                                                                 ========          ========

SUPPLEMENTARY INFORMATION
    Interest paid                                                $     --          $     --
    Income taxes paid                                            $     --          $     --


See notes to audited consolidated financial statements and independent auditors' report.

                          AMERIPRIME FINANCIAL SERVICES, INC.
           AUDITED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                    For the Years Ended December 31, 1997 and 1996
                                                                Additional
                                                                 Paid-In          Retained
                                                                 Capital          Earnings
                                                                 -------          --------
1996
  Balance at beginning of year                                   $133,179         $ (6,558)
  Proceeds on stock transactions or capital                        40,274               --
  Payments on stock transactions or capital                            --               --
  Dividend payments                                                    --               --
  Net income (loss) of the year                                        --           58,374
                                                                 --------         --------

        Balance as of December 31, 1996                          $173,453         $ 51,816
                                                                 ========         ========

1997
  Proceeds on stock transactions or capital                      $     --         $     --
  Payments on stock transactions or capital                       (53,453)              --
  Dividend payments                                                    --          (22,612)
  Net income (loss) of the year                                        --          129,825
                                                                 --------         --------

        Balance as of December 31, 1997                          $120,000         $159,029
                                                                 ========         ========


See notes to audited consolidated financial statements and independent auditors' report.

                AMERIPRIME FINANCIAL SERVICES, INC.
         NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
           For the Years Ended December 31, 1997 and 1996
           ----------------------------------------------

NOTE 1 - NATURE OF OPERATIONS

The consolidated financial statements include the accounts of AmeriPrime Financial Services, Inc. (the "Company"), a Texas corporation, and its wholly owned subsidiary, AmeriPrime Financial Securities, Inc.
("Securities").

Securities, a Texas corporation, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. Securities performs distribution and sale of mutual fund shares for the respective mutual funds.

The Company is a registered investment adviser under the Investment Advisers Act of 1940, as amended and provides organization, administration and advisory services for mutual funds.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
---------------------

The consolidated financial statements include the accounts of AmeriPrime Financial Services, Inc. and AmeriPrime Financial Securities, Inc. All intercompany transactions and balances between the Company and its subsidiaries have been eliminated.

Effective December 30, 1998, the Company acquired Securities in a transaction accounted for under the pooling-of-interest method of accounting.

The Consolidated Financial Statements give retroactive effect to the pooling-of-interest transaction and, as a result, the Consolidated Statements of Financial Condition, Statements of Operations and Statements of Cash Flows are presented as if the combining companies have been consolidated for all periods presented. As required by generally accepted accounting principles, the Consolidated Financial Statements become the historical consolidated financial statements upon issuance of the financial statements for the period that includes the date of the transaction. The Consolidated Financial Statements, including the notes thereto, should be read in conjunction with the historical financial statements of the Company.

Fees and Commissions
--------------------

The Company records revenue on the accrual basis of accounting. For the administration operations revenue are recorded on the month the services are performed. The organization revenue is recorded as earned and as costs are incurred. The Securities brokerage business revenue is recorded as earned on a monthly basis. The fees earned based upon contracts with the mutual funds specifying a minimum fee or on a rate basis of mutual fund asset value.

                AMERIPRIME FINANCIAL SERVICES, INC.
         NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
           For the Years Ended December 31, 1997 and 1996
           ----------------------------------------------


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment
----------------------

Property and equipment is stated at cost. Depreciation, including the depreciation of capital leased equipment, is provided on the straight-line or accelerated methods over the estimated useful lives of the assets for financial statement purposes.

Investments in Mutual Funds
---------------------------

Investments, which consist primarily of an investment in a mutual fund (affiliated or non-affiliated), are recorded and adjusted to the fair market value as of the date of the financial statements and reported on the statement of operations as unrealized gain or loss on securities.

Income Taxes
------------

The Company and Securities each file a separate federal and state income tax return and during 1997 and 1996 filed as an S-corporation. Therefore, federal and state taxable income and losses were passed through to their stockholders. Subsequent to the acquisition by the Company, Securities will be included in the consolidated tax returns of the Company, which uses the accrual method of tax and accounting reporting.

The Company has adopted Statement of Financial Accounting Standards No. 109 ("SFAS 109") accounting for income taxes. The Statement requires use of the liability method of accounting for deferred income taxes.

Organizational Costs
--------------------

Costs relating to the organization of the Company have been capitalized and are being amortized over a sixty-month period on a straight-line basis.

Use of Estimates
----------------

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                AMERIPRIME FINANCIAL SERVICES, INC.
         NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
           For the Years Ended December 31, 1997 and 1996
           ----------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of Cash Flows
-----------------------

For purposes of the statement of cash flows, the Company considers all liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains money market investments that are not insured by the FDIC and bank accounts that periodically exceed the FDIC limit during the year.

Financial Statement Presentation
--------------------------------

Certain amounts in the 1996 financial statements have been reclassified to conform to the 1997 presentation.


NOTE 3 - COMMITMENTS AND CONTINGENCIES

The Company leases its corporate headquarters and administrative office facilities located in Southlake, Texas pursuant to an operating lease on a month to month basis.

The aggregate minimum rental commitments required is $720 per month as of December 31, 1997.

Total rental expense was $6,307 and $-0- for the years ended
December 31, 1997 and 1996, respectively.


NOTE 4 - COMMITMENTS AND CONTINGENCIES

The Company makes disbursements for the benefit of the mutual funds, which are reimbursed by the mutual funds. The Company records the receivable from the funds and the payable to the provider when the service is provided. The following represents the account as of December 31, 1997 and 1996.

                                          1997       1996
                                          ----       ----
    Expense receivable from the funds   $122,319    $73,342
    Accounts payable for funds            73,488     73,342
                                        --------    -------
    Net                                 $ 48,831    $    --
                                        ========    =======


NOTE 5 - EMPLOYEE BENEFIT PLANS

The Company initiated a 401(k) plan in 1998 to include matching for funds contributed by the participants. The Company will match each employee's contribution up to fifty percent of the first six percent of the employee's pre-tax contribution. During 1997 and 1996, a consolidated expense for matching the 401(k) was $-0- and $-0- respectively.

                AMERIPRIME FINANCIAL SERVICES, INC.
         NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
           For the Years Ended December 31, 1997 and 1996
           ----------------------------------------------

NOTE 6 - CASH SEGREGATED UNDER FEDERAL REGULATION

Pursuant to rule 15c3-3 as promulgated by the Securities and Exchange Commission, Securities calculates its reserve requirement and segregates cash and/or securities for the exclusive benefit of the customers on a periodic basis. The reserve requirement calculated by the Company was $5,000, at December 31, 1997 and 1996. Balances segregated in excess of reserve requirements are not restricted.


NOTE 7 - NET CAPITAL REQUIREMENTS

Securities is subject to the Securities and Exchange Commission's "Uniform Net Capital Rule" (Rule 15c3-1), which requires the maintenance of minimum net capital, as defined, of 6 2/3% of aggregate indebtedness or $5,000 and $5,000 at December 31, 1997 and 1996, whichever is greater, and a ratio of aggregate indebtedness to net capital of not more than 15 to 1. At December 31, 1997, Securities had net capital of $124,706, which was $119,706 in excess of its required net capital of $5,000, and a net capital ratio of .547 to 1. At December 31, 1996, Securities had net capital of $101,817, which was $96,817 in excess of its required net capital of $5,000, and a net capital ratio of 2.28 to 1.


NOTE 8 - MAJOR CLIENTS

The subsidiary and segments of the Company have major customers, which are not material to the consolidated operations and balance sheet.


NOTE 9 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996. FASB Statement No. 107, Disclosures About Fair Value of Financial Instruments, defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.

                                             1997                   1996
                                    -------------------      -------------------
                                    Carrying       Fair      Carrying       Fair
($ in thousands)                     Amount       Value       Amount       Value
                                     ------       -----       ------       -----
Financial assets
   Cash and cash equivalents         $ 53.5      $ 53.5       $ 85.1      $ 85.1

   Investment in mutual funds         145.4       145.4        118.5       118.5

   Receivables (trade)                139.8       139.8         85.8        85.8

Financial liabilities
   Current liabilities                 73.5        73.5         73.3        73.3
   Long-term capitalized
      lease obligations                21.4        21.4         21.4        21.4

                AMERIPRIME FINANCIAL SERVICES, INC.
         NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
           For the Years Ended December 31, 1997 and 1996
           ----------------------------------------------

NOTE 9 - FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The carrying amounts shown in the above table are included in the statement of financial position under the indicated captions.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash, and cash equivalents, receivables, and current liabilities:  The
----------------------------------------------------------------
carrying amounts approximate fair value because of the short maturity of those instruments. Investment in money market mutual funds are treated as cash equivalents with maturity under 90 days.

Investment in affiliated mutual funds:  The carrying amount is
-------------------------------------
determined by the NAV daily pricing sheets (fair market value) as of the close of the markets on December 31.

NOTE 10 - INVESTMENTS IN MUTUAL FUNDS

The marketable investments in mutual funds cost and fair market value of the investments as of December 31, 1997 and 1996 are as follows:

                                      Number                   Market    Unrealized    Gain (Loss)  Investment
                                    of Shares      Cost        Value    Accumulated   Current Year    Income
                                    ---------      ----        -----    -----------   ------------    ------
       1996
Globalt Growth Fund                 2,500.000    $ 25,425    $ 31,916     $ 6,491       $ 4,891       $  425
AIT Vision U.S. Equity              2,853.045      29,000      32,011       3,011         2,836        4,000
Carl Domino Equity Income Fund      2,543.685      25,550      32,025       6,475         5,725          550
NewCap (Maxim) Contarian Fund       2,505.100      25,000      22,570      (2,430)       (2,430)          --
                                                 --------    --------     -------       -------      -------

   Totals                                        $104,975    $118,522     $13,547       $11,022       $4,975
                                                 ========    ========     =======       =======       ======

                                      Number                   Market    Unrealized    Gain (Loss)  Investment
                                    of Shares      Cost        Value    Accumulated   Current Year    Income
                                    ---------      ----        -----    -----------   ------------    ------
       1997
Globalt Growth Fund                 2,784.201    $ 28,971    $ 41,067     $12,095       $ 5,604      $ 3,546
AIT Vision U.S. Equity              3,116.091      32,338      41,319       8,981         5,970        3,338
Carl Domino Equity Income Fund      2,720.922      28,297      43,344      15,047         8,572        2,747
NewCap (Maxim) Contarian Fund       2,575.428      25,526      19,625      (5,901)       (3,471)         526
                                                 --------    --------     -------       -------      -------

   Totals                                        $115,132    $145,355     $30,222       $16,675      $10,157
                                                 ========    ========     =======       =======      =======

            AMERIPRIME FINANCIAL SERVICES, INC.
             STATEMENT OF FINANCIAL CONDITION
                      (Unaudited)
                   September 30, 1998

                         ASSETS
                         ------
Current Assets:
 Cash and cash equivalents                          $ 48,849
 Investments in non-affiliated mutual funds          145,355
 Accounts receivable                                 190,019
  Allowance for doubtful accounts                         --
                                                    --------

   Total current assets                              384,223
                                                    --------

Fixed Assets, at Cost:
 Equipment                                             8,174
 Leasehold improvements                               10,661
                                                    --------

  Gross                                               18,835
  Accumulated depreciation and amortization            4,597
                                                    --------
   Net fixed assets                                   14,238
                                                    --------

Non-Current Assets:
 Organization cost                                       337
  Accumulated amortization                              (337)
                                                    --------

   Total non-current assets                               --
                                                    --------

   TOTAL ASSETS                                     $398,461
                                                    ========

           LIABILITIES AND SHAREHOLDERS' EQUITY
           ------------------------------------

Current Liabilities:
 Accounts payable                                   $ 78,257
                                                    --------

   Total current liabilities                          78,257
                                                    --------

Commitments:

Shareholders' Equity:
 Common stock                                          1,000
 Paid-in capital                                     120,000
 Retained earnings                                   199,204
                                                    --------

   Total shareholders' equity                        320,204
                                                    --------

   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $398,461
                                                    ========

See notes to the unaudited financial statements.

           AMERIPRIME FINANCIAL SERVICES, INC.
                STATEMENTS OF OPERATIONS
                     (Unaudited)
  For the nine months ended September 30, 1998 and 1997
                                          1998        1997
                                          ----        ----
Revenue:
 Brokerage                              $ 13,486    $ 18,480
 Fund services                           384,058     279,145
 Dividends and interest                    2,078         776
                                        --------    --------

    Total revenue                        399,622     298,401
                                        --------    --------

Cost of Sales:
 Fund services charges                    92,948      73,476
                                        --------    --------

   Total cost of sales                    92,948      73,476
                                        --------    --------

    Gross profit                         306,674     224,925
                                        --------    --------

Expenses:
 Compensation and benefits               210,511      93,282
 Professional fees                         9,700       5,522
 Occupancy                                 6,477       4,403
 Telephone                                 6,449       3,445
 Mail and courier service                  2,278       1,482
 All other                                30,483      26,620
                                        --------    --------

    Total expenses                       265,898     134,754
                                        --------    --------

Income before income taxes                40,776      90,171
                                        --------    --------

Income Taxes:
 State                                        --          --
 Federal                                      --          --
                                        --------    --------

    Total income taxes                        --          --
                                        --------    --------

NET RESULTS                             $ 40,776    $ 90,171
                                        ========    ========


See notes to the unaudited financial statements.

                     AMERIPRIME FINANCIAL SERVICES, INC.
                         STATEMENTS OF CASH FLOWS
                               (Unaudited)
           For the nine months ended September 30, 1998 and 1997
                                                         1998           1997
                                                         ----           ----
OPERATING ACTIVITIES:
 Net results                                           $ 40,176       $ 90,171
 Adjustments to reconcile net income to net
 cash provided (used) in operating activities:
   Provision for depreciation and amortization              600            669
 (Increase) decrease in operating assets:
   Receivables                                          (50,200)           800
   Prepaid and sundry assets
 (Decrease) increase in liabilities:
   Accounts payable                                       4,769          3,589
                                                       --------       --------

    Net cash from (used) in operating activities         (4,655)        95,229
                                                       --------       --------

INVESTING ACTIVITIES:
 Purchase of fixed assets                                               (5,737)
                                                       --------       --------

    Net cash provided (used) in investing activities         --         (5,737)
                                                       --------       --------

FINANCING ACTIVITIES:
 Return of capital                                                     (53,453)
                                                       --------       --------

    Net cash provided (used) in financing activities         --        (53,453)
                                                       --------       --------

NET CHANGE IN CASH AND CASH EQUIVALENTS                  (4,655)        36,039

CASH AND CASH EQUIVALENTS
 Beginning of period                                     53,504         85,136
                                                       --------       --------
 End of period                                         $ 48,849       $121,175
                                                       ========       ========

SUPPLEMENTARY INFORMATION
 Interest paid                                         $     --       $     --
                                                       ========       ========
 Income taxes paid                                     $     --       $     --
                                                       ========       ========


See notes to the unaudited financial statements.

              AMERIPRIME FINANCIAL SERVICES, INC.
            NOTES TO UNAUDITED FINANCIAL STATEMENTS
     For the Nine Months Ended September 30, 1998 and 1997
     -----------------------------------------------------

NOTE 1--BASIS OF PRESENTATION

The unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included.

     PRO FORMA CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
     --------------------------------------------------------

     The following unaudited pro forma consolidating balance sheet gives effect to the acquisitions by the Company of Equity, Commonwealth Premium Finance Corporation ("CPFC"), AmeriPrime and Strategic Fund Services, Inc. ("Strategic") as if each of the transactions were consummated on September 30, 1998.

     The pro forma consolidating income statements for the nine months ended September 30, 1998 and 1997 and for the years ended December 31, 1997 and 1996 set forth the results of operations of the Company combined with the results of operations of Equity, CPFC, AmeriPrime and Strategic as if the transactions had occurred as of the first day of each of the periods presented; provided, however, Strategic was not organized until June 25, 1998 and, as such, had no results of operations prior to such date. In addition, the results of operations of each of Resource Benefit Planners, Inc. ("Resource Benefit") and EMCO Estate Management Company, Inc. ("EMCO") are set forth in the consolidating income statements for the nine months ended September 30, 1997 and the years ended December 31, 1997 and 1996 as if the transactions had occurred as of the first day of each of the periods presented. The results of operations of Resource Benefits and EMCO are included in the results of operations of the Company for the nine months ended September 30, 1998.

     The Company acquired Fiduciary Counsel, Inc. ("Fiduciary Counsel") on August 21, 1998, which acquisition was accounted for under the purchase method of accounting. Accordingly, the historical results of operations of the Company include the results of operations of Fiduciary Counsel from August 21, 1998 forward. Consistent with the Securities and Exchange Commission's rules regarding the treatment of acquisitions accounted for as purchases in pro forma presentations, the pro forma consolidating income statements for the nine months ended September 30, 1998 and 1997 and the year ended December 31, 1997 include the results of operations of Fiduciary Counsel but the pro forma consolidating income statement for the year ended December 31, 1996 does not.

     On March 31, 1998, the Company acquired 100% of the outstanding capital stock of Unified Investment Advisers, Inc. ("Unified Advisers") (upon the surrender to Unified Advisers by all stockholders of such company other than the Company of all shares of capital stock held by them). Accordingly, the historical results of operations of the Company include the results of operations of Unified Advisers from March 31, 1998 forward. Except for the period since the date of acquisition, the pro forma combined consolidating income statements for the nine months ended September 30, 1998 and 1997 and the years ended December 31, 1997 and 1996 do not include the results of operations of Unified Advisers.

     The unaudited pro forma consolidating financial statements should be read in conjunction with the accompanying Notes to Pro Forma Consolidating Financial Statements and with the historical financial statements of each of the Company, Fiduciary Counsel, Equity and AmeriPrime. The historical interim financial information for the nine months ended September 30, 1998, used as a basis for the pro forma consolidating financial statements, include all necessary adjustments, which, in management's opinion, are necessary to present the financial position and operations fairly. These pro forma consolidating financial statements may not be indicative of the results of operations that actually would have occurred if the transactions had been consummated on the dates assumed above or of the results of operations that may be achieved in the future.


                                         UNIFIED FINANCIAL SERVICES, INC.
                                 Pro Forma Consolidating Balance Sheet (unaudited)
                                               September 30, 1998


                                                      UNIFIED      EQUITY                  AMERIPRIME
                                                   CONSOLIDATED UNDERWRITING    CPFC        FINANCIAL
                                                   ------------ ------------    ----        ---------
ASSETS:
CURRENT ASSETS:
  Cash and cash equivalents                        $ 9,367,300  $   909,286  $   33,414     $ 48,849
  Investments in securities                             14,556
  Investments in affiliated mutual funds               375,134                               130,511
  Investments in non-affiliated mutual funds           184,619
  Receivable, affiliated company                            --       21,689
  Notes receivable                                          --       49,058
  Accounts receivable insurance clients                           5,423,657
  Accounts receivable                                1,867,890                1,515,846       78,110
     Allowance for doubtful accounts                    (2,041)

  Prepaid and sundry assets                             91,598      111,858
                                                   -----------  -----------  ----------     --------

     Total current assets                           11,899,056    6,515,548   1,549,260      257,470
                                                   -----------  -----------  ----------     --------

FIXED ASSETS, AT COST:
  Equipment and furniture, gross                     1,481,425    1,907,246                   13,097
     Accumulated depreciation                         (889,404)  (1,388,248)                  (3,423)
  Capitalized leased equipment                         188,102
     Accumulated depreciation                          (74,937)
                                                   -----------  -----------  ----------     --------

     Total fixed assets                                705,186      518,998          --        9,674
                                                   -----------  -----------  ----------     --------

NON-CURRENT ASSETS:
  Investments in debt securities                       994,170
  Deferred cost                                        589,445                  667,872          337
     Accumulated amortization                         (233,594)                (500,345)        (307)
  Notes receivable, net of current maturity                 --
  Goodwill, gross                                    1,564,802      895,947
     Accumulated amortization                           (8,693)     (48,573)
  Equity in and investment in affiliate                     --
  Other non-current assets                              23,531      397,270
                                                   -----------  -----------  ----------     --------

     Total non-current assets                        2,929,661    1,244,644     167,527           30
                                                   -----------  -----------  ----------     --------

     TOTAL ASSETS                                  $15,533,903  $ 8,279,190  $1,716,787     $267,174
                                                   ===========  ===========  ==========     ========

                                                                        ADJUSTMENTS AND ELIMINATIONS
                                                                        ----------------------------
                                               STRATEGIC      COMBINED        DEBIT      CREDIT      CONSOLIDATED
                                               ---------      --------        -----      ------      ------------
ASSETS:
CURRENT ASSETS:
  Cash and cash equivalents                     $   978     $10,359,827     $           $            $10,359,827
  Investments in securities                                      14,556                                   14,556
  Investments in affiliated mutual funds                        505,645                                  505,645
  Investments in non-affiliated mutual funds                    184,619                                  184,619
  Receivable, affiliated company                                 21,689                   21,689              --
  Notes receivable                                               49,058                                   49,058
  Accounts receivable insurance clients                       5,423,657                                5,423,657
  Accounts receivable                                         3,461,846                                3,461,846
     Allowance for doubtful accounts                             (2,041)                                  (2,041)

  Prepaid and sundry assets                                     203,456                                  203,456
                                                -------     -----------     --------    --------     -----------

     Total current assets                           978      20,222,312           --      21,689      20,200,623
                                                -------     -----------     --------    --------     -----------

FIXED ASSETS, AT COST:
  Equipment and furniture, gross                  9,911       3,411,679                                3,411,679
     Accumulated depreciation                      (382)     (2,281,457)                              (2,281,457)
  Capitalized leased equipment                                  188,102                                  188,102
     Accumulated depreciation                                   (74,937)                                 (74,937)
                                                -------     -----------     --------    --------     -----------

     Total fixed assets                           9,529       1,243,387           --          --       1,243,387
                                                -------     -----------     --------    --------     -----------

NON-CURRENT ASSETS:
  Investments in debt securities                                994,170                                  994,170
  Deferred cost                                               1,257,654                  314,500         943,154
     Accumulated amortization                                  (734,246)      48,048                    (686,198)
  Notes receivable, net of current maturity                          --                                       --
  Goodwill, gross                                             2,460,749                                2,460,749
     Accumulated amortization                                   (57,266)                                 (57,266)
  Equity in and investment in affiliate                              --                                       --
  Other non-current assets                                      420,801      244,140                     664,941
                                                -------     -----------     --------    --------     -----------

     Total non-current assets                        --       4,341,862      292,188     314,500       4,319,550
                                                -------     -----------     --------    --------     -----------

     TOTAL ASSETS                               $10,507     $25,807,561     $292,188    $336,189     $25,763,560
                                                =======     ===========     ========    ========     ===========


See notes to pro forma consolidating financial statements (unaudited).


                                      UNIFIED FINANCIAL SERVICES, INC.
                             Pro Forma Consolidating Balance Sheet (unaudited)
                                            September 30, 1998

                                                       UNIFIED      EQUITY                 AMERIPRIME
                                                    CONSOLIDATED UNDERWRITING    CPFC       FINANCIAL
                                                    ------------ ------------    ----      ----------
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of capitalized leases            $    50,928  $            $              $
  Current portion of bank borrowing                     30,719       75,000
  Accounts payable                                   1,024,578       99,767     410,646       63,435
  Accrued compensation and benefits                    570,855
  Payable to insurers                                             6,646,480
  Payable to broker/dealers                            247,017      257,470
  Income taxes payable                                   4,646     (122,945)        (10)
  Deferred income taxes                                 59,918
  Other liabilities                                    818,656      435,224     (73,011)
  Payable to affiliates
                                                   -----------  -----------  ----------     --------
     Total current liabilities                       2,807,317    7,390,996     337,625       63,435
                                                   -----------  -----------  ----------     --------

LONG-TERM LIABILITIES:
  Long-term capitalized lease obligations,
     net of current portion                             51,386
  Bank borrowing, net of current portion               298,537    3,817,311   1,240,000
  Deferred income taxes                                    800
  Other liabilities                                         --      492,000
                                                   -----------  -----------  ----------     --------
     Total long-term liabilities                       350,723    4,309,311   1,240,000           --
                                                   -----------  -----------  ----------     --------

     TOTAL LIABILITIES                               3,158,040   11,700,307   1,577,625       63,435
                                                   -----------  -----------  ----------     --------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Common stock                                          20,350        7,500      50,000        2,000
  Preferred stock Series C                               1,672
  Additional paid-in capital                        11,385,171   (2,926,024)                 180,856
  Retained earnings                                    968,670     (502,593)     89,162       20,883
                                                   -----------  -----------  ----------     --------

     TOTAL STOCKHOLDERS' EQUITY                     12,375,863   (3,421,117)    139,162      203,739
                                                   -----------  -----------  ----------     --------

     TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                          $15,533,903  $ 8,279,190  $1,716,787     $267,174
                                                   ===========  ===========  ==========     ========



                                                                       ADJUSTMENTS AND ELIMINATIONS
                                                                       ----------------------------
                                                    STRATEGIC   COMBINED       DEBIT     CREDIT    CONSOLIDATED
                                                    ---------   --------       -----     ------    ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of capitalized leases             $         $    50,928    $          $          $    50,928
  Current portion of bank borrowing                               105,719                              105,719
  Accounts payable                                              1,598,426      21,689                1,576,737
  Accrued compensation and benefits                               570,855                              570,855
  Payable to insurers                                           6,646,480                            6,646,480
  Payable to broker/dealers                                       504,487                              504,487
  Income taxes payable                                           (118,309)    125,831    244,140            --
  Deferred income taxes                                            59,918                               59,918
  Other liabilities                                             1,180,869                            1,180,869
  Payable to affiliates                               26,527       26,527                               26,527
                                                    --------  -----------    --------   --------   -----------
     Total current liabilities                        26,527   10,625,900     147,520    244,140    10,722,520
                                                    --------  -----------    --------   --------   -----------

LONG-TERM LIABILITIES:
  Long-term capitalized lease obligations,
     net of current portion                                        51,386                               51,386
  Bank borrowing, net of current portion                        5,355,848                            5,355,848
  Deferred income taxes                                               800                                  800
  Other liabilities                                               492,000                              492,000
                                                    --------  -----------    --------   --------   -----------
     Total long-term liabilities                          --    5,900,034          --         --     5,900,034
                                                    --------  -----------    --------   --------   -----------

     TOTAL LIABILITIES                                26,527   16,525,934     147,520    244,140    16,622,554
                                                    --------  -----------    --------   --------   -----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Common stock                                         1,000       80,850      53,505                   27,345
  Preferred stock Series C                                          1,672                                1,672
  Additional paid-in capital                                    8,640,003                 53,505     8,693,508
  Retained earnings                                  (17,020)     559,102     288,292    147,671       418,481
                                                    --------  -----------    --------   --------   -----------

     TOTAL STOCKHOLDERS' EQUITY                      (16,020)   9,281,627     341,797    201,176     9,141,006
                                                    --------  -----------    --------   --------   -----------

     TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                           $ 10,507  $25,807,561    $489,317   $445,316   $25,763,560
                                                    ========  ===========    ========   ========   ===========

See notes to pro forma consolidating financial statements (unaudited).

                                      UNIFIED FINANCIAL SERVICES, INC.
                           Pro Forma Consolidating Statement of Income (unaudited)
                                For the nine months ended September 30, 1998

                                                    UNIFIED      FIDUCIARY    EQUITY                 AMERIPRIME
                                                 CONSOLIDATED     COUNSEL  UNDERWRITING   CPFC       FINANCIAL
                                                 ------------     -------  ------------   ----       ---------
REVENUE:
  Brokerage                                       $2,541,340     $     --  $       --   $     --      $ 13,486
  Fund services                                    1,074,505                                           384,058
  Investment advisory                              2,486,627      858,618
  Trust and administration services                  900,046
  Insurance                                               --                8,003,938    290,436
  Software and programming services                   24,153
  Other income                                       206,923          130     133,886        249
  Interest and dividends                             169,000        3,410      58,819                    2,078
                                                  ----------     --------  ----------   --------      --------

     Total revenue                                 7,402,594      862,158   8,196,643    290,685       399,622
                                                  ----------     --------  ----------   --------      --------

COST OF SALES:
  Brokerage revenue charges                        1,180,369
  Fund service revenue charges                       374,410                                            92,948
  Insurance commissions                                   --                3,664,683
  Investment fees                                    103,121
  Administration fees                                 56,692
                                                  ----------     --------  ----------   --------      --------

     Total cost of sales                           1,717,592           --   3,664,683         --        92,948
                                                  ----------     --------  ----------   --------      --------

     Gross profit                                  5,685,002      862,158   4,531,960    290,685       306,674
                                                  ----------     --------  ----------   --------      --------

EXPENSES:
  Employee compensation and benefits               2,263,440      523,246   2,362,162     34,295       210,511
  Brokerage operating charges                        345,704
  Fund services operating charges                    428,080
  Mail and courier                                    72,842        4,163     242,596      9,714         2,278
  Telephone                                          102,339       12,122      54,184      2,888         6,449
  Equipment rental and maintenance                    99,369       34,801      45,803      1,350
  Occupancy                                          218,421       57,701     250,851      3,611         6,477
  Depreciation and amortization                      268,198       30,407     189,983     52,829
  Professional fees                                  199,388      148,311      64,033     24,768        29,700
  Insurance                                           88,963        3,840      55,772                      223
  Advertising, marketing, etc.                       329,652           --     509,816
  Interest expense                                    32,767        6,539     166,397     72,026
  All other                                          178,151       90,308     454,151      8,448        35,377
                                                  ----------     --------  ----------   --------      --------

     Total expenses                                4,627,314      911,438   4,395,748    209,929       291,015
                                                  ----------     --------  ----------   --------      --------

INCOME FROM OPERATIONS                             1,057,688      (49,280)    136,212     80,756        15,659
                                                  ----------     --------  ----------   --------      --------

                                                                       ADJUSTMENTS AND ELIMINATIONS
                                                                       ----------------------------
                                                     STRATEGIC  COMBINED        DEBIT    CREDIT    CONSOLIDATED
                                                     ---------  --------        -----    ------    ------------
REVENUE:
  Brokerage                                         $     --  $ 2,554,826      $   --   $     --   $ 2,554,826
  Fund services                                        9,850    1,468,413       9,850                1,458,563
  Investment advisory                                           3,345,245                            3,345,245
  Trust and administration services                               900,046                              900,046
  Insurance                                                     8,294,374                100,000     8,394,374
  Software and programming services                                24,153                               24,153
  Other income                                                    341,188                              341,188
  Interest and dividends                                          233,307                              233,307
                                                    --------  -----------      ------   --------   -----------

     Total revenue                                     9,850   17,161,552       9,850    100,000    17,251,702
                                                    --------  -----------      ------   --------   -----------

COST OF SALES:
  Brokerage revenue charges                                     1,180,369                            1,180,369
  Fund service revenue charges                                    467,358                              467,358
  Insurance commissions                                         3,664,683                            3,664,683
  Investment fees                                                 103,121                              103,121
  Administration fees                                              56,692                               59,692
                                                    --------  -----------      ------   --------   -----------

     Total cost of sales                                  --    5,475,223          --         --     5,475,223
                                                    --------  -----------      ------   --------   -----------

     Gross profit                                      9,850   11,686,329       9,850    100,000    11,776,479
                                                    --------  -----------      ------   --------   -----------

EXPENSES:
  Employee compensation and benefits                  14,926    5,408,580                 14,926     5,393,654
  Brokerage operating charges                                     345,704                              345,704
  Fund services operating charges                                 428,080                              428,080
  Mail and courier                                        15      331,608                     15       331,593
  Telephone                                                       177,982                              177,982
  Equipment rental and maintenance                                181,323                              181,323
  Occupancy                                                       537,061                              537,061
  Depreciation and amortization                                   541,417                 21,840       519,577
  Professional fees                                               446,200                              446,200
  Insurance                                               17      148,815                     17       148,798
  Advertising, marketing, etc.                                    839,468                              839,468
  Interest expense                                                277,729                              277,729
  All other                                           11,912      778,347                 11,890       766,457
                                                    --------  -----------      ------   --------   -----------

     Total expenses                                   26,870   10,462,314          --     48,688    10,413,626
                                                    --------  -----------      ------   --------   -----------

INCOME FROM OPERATIONS                               (17,020)   1,224,015       9,850    148,688     1,362,853
                                                    --------  -----------      ------   --------   -----------

See notes to pro forma consolidating financial statements (unaudited).


                              - 39 -

                                      UNIFIED FINANCIAL SERVICES, INC.
                          Pro Forma Consolidating Statement of Income (unaudited)
                                For the nine months ended September 30, 1998

                                                    UNIFIED      FIDUCIARY    EQUITY                 AMERIPRIME
                                                 CONSOLIDATED     COUNSEL  UNDERWRITING   CPFC       FINANCIAL
                                                 ------------     -------  ------------   ----       ---------
OTHER INCOME (LOSS):
  Unrealized gain or (loss) on securities         $  (27,028)    $         $            $             $ 24,517
  Realized gain or (loss) on securities                6,451
  Results of affiliate loss                          (39,945)
  Gain (loss) on sale/disposal of fixed assets         5,141                                 249
                                                  ----------     --------  ----------   --------      --------
     Total other income (loss)                       (55,381)          --          --        249        24,517
                                                  ----------     --------  ----------   --------      --------

INCOME BEFORE INCOME TAXES                         1,002,307      (49,280)    136,212     81,005        40,176
                                                  ----------     --------  ----------   --------      --------

INCOME TAXES:
  Current                                              1,935                              10,821
  Deferred                                            (6,080)      (2,847)
                                                  ----------     --------  ----------   --------      --------

NET INCOME                                        $1,006,452     $(46,433) $  136,212   $ 70,184      $ 40,176
                                                  ==========     ========  ==========   ========      ========

Preferred dividends                               $   65,844     $     --  $       --   $     --      $     --
                                                  ==========     ========  ==========   ========      ========

Income available to common stockholders           $  940,608     $(46,433) $  136,212   $ 70,184      $ 40,176
                                                  ==========     ========  ==========   ========      ========

                                                                       ADJUSTMENTS AND ELIMINATIONS
                                                                       ----------------------------
                                                     STRATEGIC  COMBINED        DEBIT    CREDIT    CONSOLIDATED
                                                     ---------  --------        -----    ------    ------------
OTHER INCOME (LOSS):
  Unrealized gain or (loss) on securities           $         $    (2,511)     $        $          $    (2,511)
  Realized gain or (loss) on securities                             6,451                                6,451
  Results of affiliate loss                                       (39,945)                             (39,945)
  Gain (loss) on sale/disposal of fixed assets                      5,390                                5,390
                                                    --------  -----------      ------   --------   -----------
     Total other income (loss)                            --      (30,615)         --         --       (30,615)
                                                    --------  -----------      ------   --------   -----------

INCOME BEFORE INCOME TAXES                           (17,020)   1,193,400       9,850    148,688     1,332,238
                                                    --------  -----------      ------   --------   -----------

INCOME TAXES:
  Current                                                          12,756                 12,784           (28)
  Deferred                                                         (8,927)               113,047      (121,974)
                                                    --------  -----------      ------   --------   -----------

NET INCOME                                          $(17,020) $ 1,189,571      $9,850   $274,519   $ 1,454,240
                                                    ========  ===========      ======   ========   ===========

Preferred dividends                                 $     --  $    65,844      $   --   $     --   $    65,844
                                                    ========  ===========      ======   ========   ===========

Income available to common stockholders             $(17,020) $ 1,123,727      $9,850   $274,519   $ 1,388,396
                                                    ========  ===========      ======   ========   ===========

See notes to pro forma consolidating financial statements (unaudited).

                                      UNIFIED FINANCIAL SERVICES, INC.
                           Pro Forma Consolidating Statement of Income (unaudited)
                                For the nine months ended September 30, 1997

                                                                      RESOURCE
                                                 UNIFIED     ESTATE   BENEFIT   FIDUCIARY    EQUITY
                                              CONSOLIDATED MANAGEMENT PLANNERS   COUNSEL  UNDERWRITING   CPFC
                                              ------------ ---------- --------   -------  ------------   ----
REVENUE:
   Brokerage                                   $2,022,262  $          $         $         $            $
   Fund services                                1,614,066
   Investment advisory                          1,509,636                        969,946
   Trust and administration services              123,561   206,007    278,201
   Insurance                                                                                7,309,509   319,780
   Software and programming services              143,178
   Other income                                    23,095                  346                117,271
   Interest and dividends                          44,799                          2,774       85,798
                                               ----------  --------   --------  --------  -----------  --------
      Total revenue                             5,480,597   206,007    278,547   972,720    7,512,578   319,780
                                               ----------  --------   --------  --------  -----------  --------

COST OF SALES:
   Brokerage revenue charges                    1,208,753
   Fund services revenue charges                  200,000
   Investment fees                                 52,694
   Insurance commissions                                                                    3,453,429
   Administration fees                             13,491
                                               ----------  --------   --------  --------  -----------  --------

      Total cost of sales                       1,474,938        --         --        --    3,453,429        --
                                               ----------  --------   --------  --------  -----------  --------

      Gross profit                              4,005,659   206,007    278,547   972,720    4,059,149   319,780
                                               ----------  --------   --------  --------  -----------  --------

EXPENSES:
   Employee compensation and benefits           2,122,910   156,909    118,376   348,682    2,652,175    36,344
   Brokerage operating charges                    264,885
   Fund services operating charges                185,803
   Mail and courier                                43,034     1,452      2,368    15,441       56,446
   Telephone                                       49,031     3,746      3,453     9,483       44,556
   Equipment rental and maintenance                62,734     9,808     16,526    44,830      148,784     3,476
   Occupancy                                      151,656    10,760      5,954    83,675      215,559
   Depreciation and amortization                  147,084               10,325    31,462      115,314    66,818
   Professional fees                               50,839     1,350        145   118,745       42,961    20,324
   Insurance                                                            10,538     6,269       57,222     1,707
   Advertising, marketing                              --       150        100        --      721,278
   Interest expense                                 3,364                5,508     3,450      320,159    65,477
   All other                                      314,746    17,450    101,873   118,015      800,695     5,986
                                               ----------  --------   --------  --------  -----------  --------

      Total expenses                            3,396,086   201,625    275,166   780,052    5,175,149   200,132
                                               ----------  --------   --------  --------  -----------  --------
INCOME FROM OPERATIONS                            609,573     4,382      3,381   192,668   (1,116,000)  119,648
                                               ----------  --------   --------  --------  -----------  --------


                                                                                ADJUSTMENTS
                                                                             AND ELIMINATIONS
                                                                             ----------------
                                         AMERIPRIME STRATEGIC  COMBINED     DEBIT        CREDIT   CONSOLIDATED
                                         ---------- ---------  --------     -----        ------   ------------
REVENUE:
   Brokerage                              $ 18,480  $        $ 2,040,742   $            $         $ 2,040,742
   Fund services                           279,145             1,893,211                            1,893,211
   Investment advisory                                         2,479,582                            2,479,582
   Trust and administration services                             607,769                              607,769
   Insurance                                                   7,629,289    125,598                 7,503,691
   Software and programming services                             143,178                              143,178
   Other income                                                  140,712                              140,712
   Interest and dividends                      776               134,147                              134,147
                                          --------  ------   -----------   --------     --------  -----------
      Total revenue                        298,401            15,068,630    125,598           --   14,943,032
                                          --------  ------   -----------   --------     --------  -----------

COST OF SALES:
   Brokerage revenue charges                                   1,208,753                            1,208,753
   Fund services revenue charges            43,476               243,476                              243,476
   Investment fees                                                52,694                               52,694
   Insurance commissions                                       3,453,429                            3,453,429
   Administration fees                                            13,491                               13,491
                                          --------  ------   -----------   --------     --------  -----------

      Total cost of sales                   43,476             4,971,843         --           --    4,971,843
                                          --------  ------   -----------   --------     --------  -----------

      Gross profit                         254,925            10,096,787    125,598           --    9,971,189
                                          --------  ------   -----------   --------     --------  -----------

EXPENSES:
   Employee compensation and benefits       63,282             5,498,678                            5,498,678
   Brokerage operating charges                                   264,885                 125,598      139,287
   Fund services operating charges                               185,803                              185,803
   Mail and courier                          1,482               120,223                              120,223
   Telephone                                 3,445               113,714                              113,714
   Equipment rental and maintenance                              286,158                              286,158
   Occupancy                                 4,403               472,007                              472,007
   Depreciation and amortization                                 371,003                              371,003
   Professional fees                         5,522               239,886                              239,886
   Insurance                                 3,963                79,699                               79,699
   Advertising, marketing                                        721,528                              721,528
   Interest expense                                              397,958                              397,958
   All other                                44,657             1,403,422                            1,403,422
                                          --------  ------   -----------   --------     --------  -----------

      Total expenses                       126,754            10,154,964         --      125,598   10,029,366
                                          --------  ------   -----------   --------     --------  -----------
INCOME FROM OPERATIONS                     128,171               (58,177)   125,598      125,598      (58,177)
                                          --------  ------   -----------   --------     --------  -----------



See notes to pro forma consolidating financial statements (unaudited).



                              - 41 -

                                      UNIFIED FINANCIAL SERVICES, INC.
                           Pro Forma Consolidating Statement of Income (unaudited)
                                For the nine months ended September 30, 1997

                                                                      RESOURCE
                                                 UNIFIED     ESTATE   BENEFIT   FIDUCIARY    EQUITY
                                              CONSOLIDATED MANAGEMENT PLANNERS   COUNSEL  UNDERWRITING   CPFC
                                              ------------ ---------- --------   -------  ------------   ----
OTHER INCOME (LOSS):
   Unrealized gain or (loss) on securities     $  (25,127) $          $         $         $            $
   Realized gain or (loss) on securities
   Results of loss (gain) of affiliate            (54,722)
   Gain or loss on sale/disposal
    of fixed assets                                                               (1,700)        (126)
                                               ----------  --------   --------  --------  -----------  --------
      Total other income (loss)                   (79,849)       --         --    (1,700)        (126)       --
                                               ----------  --------   --------  --------  -----------  --------

INCOME BEFORE INCOME TAXES                        689,422     4,382      3,381   194,368   (1,115,874)  119,648
                                               ----------  --------   --------  --------  -----------  --------

INCOME TAXES:
   Current                                         16,000     1,748     13,906    19,500        7,766     4,552
   Deferred
                                               ----------  --------   --------  --------  -----------  --------

NET INCOME                                     $  673,422  $  2,634   $(10,525) $174,868  $(1,123,640) $115,096
                                               ==========  ========   ========  ========  ===========  ========

Preferred dividends                            $  101,854  $     --   $     --  $     --  $        --  $     --
                                               ==========  ========   ========  ========  ===========  ========

Income available to common stockholders        $  571,568  $  2,634   $(10,525) $174,868  $(1,123,640) $115,096
                                               ==========  ========   ========  ========  ===========  ========


                                                                                   ADJUSTMENTS
                                                                                AND ELIMINATIONS
                                                                                ----------------
                                             AMERIPRIME STRATEGIC  COMBINED     DEBIT        CREDIT   CONSOLIDATED
                                             ---------- ---------  --------     -----        ------   ------------
OTHER INCOME (LOSS):
   Unrealized gain or (loss) on securities   $           $        $ (25,127)   $            $         $ (25,127)
   Realized gain or (loss) on securities                                 --                                  --
   Results of loss (gain) of affiliate                              (54,722)                            (54,722)
   Gain or loss on sale/disposal
    of fixed assets                                                  (1,826)                             (1,826)
                                             --------    -------  ---------    --------     --------  ---------
      Total other income (loss)                    --         --    (81,675)         --           --    (81,675)
                                             --------    -------  ---------    --------     --------  ---------

INCOME BEFORE INCOME TAXES                    128,171         --     23,498     125,598      125,598     23,498
                                             --------    -------  ---------    --------     --------  ---------

INCOME TAXES:
   Current                                                           63,472                              63,472
   Deferred                                                              --                                  --
                                             --------    -------  ---------    --------     --------  ---------

NET INCOME                                   $128,171    $    --  $ (39,974)   $125,598     $125,598  $ (39,974)
                                             ========    =======  =========    ========     ========  =========

Preferred dividends                          $     --    $    --  $ 101,854    $            $         $ 101,854
                                             ========    =======  =========    ========     ========  =========

Income available to common stockholders      $128,171    $    --  $(141,828)   $125,598     $125,598  $(141,828)
                                             ========    =======  =========    ========     ========  =========


See notes to pro forma consolidating financial statements (unaudited).

                                      UNIFIED FINANCIAL SERVICES, INC.
                         Pro Forma Consolidating Statement of Income (unaudited)
                                    For the year ended December 31, 1997

                                                        RESOURCE
                                             UNIFIED    BENEFIT  FIDUCIARY     ESTATE      EQUITY
                                          CONSOLIDATED  PLANNERS  COUNSEL    MANAGEMENT UNDERWRITING    CPFC
                                          ------------  --------  -------    ---------- ------------    ----
REVENUE:
   Brokerage                               $2,542,130   $     -- $       --   $     --  $        --   $     --
   Fund services                            1,624,395
   Investment advisory                      1,859,566             1,277,954
   Trust and administration services          367,555    284,381               263,921
   Insurance                                                                             10,365,295    446,553
   Software and programming services          131,787
   Other income                               241,775        223                             22,962
   Interest and dividends                                             3,497                 124,319
                                           ----------   -------- ----------   --------  -----------   --------

      Total revenue                         6,767,208    284,604  1,281,451    263,921   10,512,576    446,553
                                           ----------   -------- ----------   --------  -----------   --------

COST OF SALES:
   Brokerage revenue charges                1,712,545
   Fund service revenue charges
   Insurance commissions                                                                  4,741,726
   Investment fees                             90,768
   Administration fees                         59,015
                                           ----------   -------- ----------   --------  -----------   --------

      Total cost of sales                   1,862,328         --         --         --    4,741,726         --
                                           ----------   -------- ----------   --------  -----------   --------

      Gross profit                          4,904,880    284,604  1,281,451    263,921    5,770,850    446,553
                                           ----------   -------- ----------   --------  -----------   --------

EXPENSES:
   Employee compensation and benefits       2,623,443    257,520    483,251    212,945    4,268,165     64,016
   Brokerage operating charges                317,381
   Fund services operating charges            235,561
   Mail and courier                            50,518      3,523                            281,611
   Telephone                                  104,068      4,797      1,719      4,843       62,991
   Equipment rental and maintenance            90,404      3,607     62,833      2,377      198,388
   Occupancy                                  216,618     13,992    100,096     14,424      214,350      3,744
   Depreciation and amortization              189,752     13,768     55,276        654      522,655     73,901
   Professional fees                                         193    251,097      4,684       58,791     23,184
   Insurance                                               3,692      6,283         --       60,350
   Advertising, marketing, etc.                              100         --        412      611,358
   Interest expense                                        6,213      6,378         --       71,082     87,842
   All other                                  596,394     50,219    181,775     47,564    1,030,761     33,030
                                           ----------   -------- ----------   --------  -----------   --------

      Total expenses                        4,424,139    357,624  1,148,708    287,903    7,380,502    285,717
                                           ----------   -------- ----------   --------  -----------   --------

INCOME FROM OPERATIONS                        480,741    (73,020)   132,743    (23,982)  (1,609,652)   160,836
                                           ----------   -------- ----------   --------  -----------   --------

                                                                                     ADJUSTMENTS
                                                                                  AND ELIMINATIONS
                                             AMERIPRIME                           ----------------
                                             FINANCIAL  STRATEGIC   COMBINED      DEBIT       CREDIT   CONSOLIDATED
                                             ---------  ---------   --------      -----       ------   ------------
REVENUE:
   Brokerage                                 $ 32,970    $  --    $ 2,575,100   $     --     $     --  $ 2,575,100
   Fund services                              402,888               2,027,283                            2,027,283
   Investment advisory                                              3,137,520                            3,137,520
   Trust and administration services                                  915,857                              915,857
   Insurance                                                       10,811,848    171,174                10,640,674
   Software and programming services                                  131,787                              131,787
   Other income                                11,782                 276,742                              276,742
   Interest and dividends                                             127,816                              127,816
                                             --------    -----    -----------   --------     --------  -----------

      Total revenue                           447,640       --     20,003,953    171,174           --   19,832,779
                                             --------    -----    -----------   --------     --------  -----------

COST OF SALES:
   Brokerage revenue charges                                        1,712,545                            1,712,545
   Fund service revenue charges                80,692                  80,692                               80,692
   Insurance commissions                                            4,741,726                            4,741,726
   Investment fees                                                     90,768                               90,768
   Administration fees                                                 59,015                               59,015
                                             --------    -----    -----------   --------     --------  -----------

      Total cost of sales                      80,692       --      6,684,746         --           --    6,684,746
                                             --------    -----    -----------   --------     --------  -----------

      Gross profit                            366,948       --     13,319,207    171,174           --   13,148,033
                                             --------    -----    -----------   --------     --------  -----------

EXPENSES:
   Employee compensation and benefits         204,892               8,114,232                            8,114,232
   Brokerage operating charges                                        317,381                              317,381
   Fund services operating charges                                    235,561                              235,561
   Mail and courier                             1,786                 337,438                              337,438
   Telephone                                    4,677                 183,095                              183,095
   Equipment rental and maintenance                                   357,609                              357,609
   Occupancy                                    6,307                 569,531                              569,531
   Depreciation and amortization                1,444                 857,450     30,154                   887,604
   Professional fees                            5,790                 343,739                              343,739
   Insurance                                                           70,325                               70,325
   Advertising, marketing, etc.                                       611,870                              611,870
   Interest expense                                                   171,515                              171,515
   All other                                   28,903               1,968,646                 171,174    1,797,472
                                             --------    -----    -----------   --------     --------  -----------

      Total expenses                          253,799       --     14,138,392     30,154      171,174   13,997,372
                                             --------    -----    -----------   --------     --------  -----------

INCOME FROM OPERATIONS                        113,149       --       (819,185)   201,328      171,174     (849,339)
                                             --------    -----    -----------   --------     --------  -----------

See notes to pro forma consolidating financial statements (unaudited).



                              - 43 -

                                      UNIFIED FINANCIAL SERVICES, INC.
                          Pro Forma Consolidating Statement of Income (unaudited)
                                    For the year ended December 31, 1997

                                                                 RESOURCE
                                                      UNIFIED    BENEFIT    FIDUCIARY    ESTATE      EQUITY
                                                   CONSOLIDATED  PLANNERS    COUNSEL   MANAGEMENT UNDERWRITING    CPFC
                                                   ------------  --------    -------   ---------- ------------    ----
OTHER INCOME (LOSS):
   Unrealized gain or (loss) on securities          $  28,855   $           $          $         $              $
   Realized gain or (loss) on securities               15,647                  6,540                  (6,967)
   Results of affiliate loss                         (160,298)                 1,700
   Gain (loss) on sale/disposal of
      fixed assets                                    (52,720)                                           126
   Minority interest                                                                                 455,823
                                                    ---------   --------    --------   --------  -----------    --------
      Total other income (loss)                      (168,516)        --       8,240         --      448,982          --
                                                    ---------   --------    --------   --------  -----------    --------

INCOME BEFORE INCOME TAXES                            312,225    (73,020)    140,983    (23,982)  (1,160,670)    160,836
                                                    ---------   --------    --------   --------  -----------    --------

INCOME TAXES:
   Current                                             45,500                  6,691      1,185       21,653
   Deferred                                             7,500                                       (452,690)
                                                    ---------   --------    --------   --------  -----------    --------

NET INCOME                                          $ 259,225   $(73,020)   $134,292   $(25,167) $  (729,633)   $160,836
                                                    =========   ========    ========   ========  ===========    ========

Preferred dividends                                 $ 136,552   $     --    $     --   $     --  $        --    $     --
                                                    =========   ========    ========   ========  ===========    ========

Income available to common stockholders             $ 122,673   $(73,020)   $134,292   $(25,167) $  (729,633)   $160,836
                                                    =========   ========    ========   ========  ===========    ========


                                                                                     ADJUSTMENTS
                                                                                  AND ELIMINATIONS
                                             AMERIPRIME                           ----------------
                                             FINANCIAL  STRATEGIC   COMBINED      DEBIT       CREDIT  CONSOLIDATED
                                             ---------  ---------   --------      -----       ------  ------------

OTHER INCOME (LOSS):
   Unrealized gain or (loss) on securities   $ 16,675    $        $  45,530     $            $         $  45,530
   Realized gain or (loss) on securities                             15,220                               15,220
   Results of affiliate loss                                       (158,598)                            (158,598)
   Gain (loss) on sale/disposal of
      fixed assets                                                  (52,594)                             (52,594)
   Minority interest                                                455,823                              455,823
                                             --------    -----    ---------     --------     --------  ---------
      Total other income (loss)                16,675       --      305,381           --           --    305,381
                                             --------    -----    ---------     --------     --------  ---------

INCOME BEFORE INCOME TAXES                    129,824       --     (513,804)     201,328      171,174   (543,958)
                                             --------    -----    ---------     --------     --------  ---------

INCOME TAXES:
   Current                                                           75,029                               75,029
   Deferred                                                        (445,190)                            (445,190)
                                             --------    -----    ---------     --------     --------  ---------

NET INCOME                                   $129,824    $  --    $(143,643)    $201,328     $171,174  $(173,797)
                                             ========    =====    =========     ========     ========  =========

Preferred dividends                          $     --    $  --    $ 136,552     $     --     $     --  $ 136,552
                                             ========    =====    =========     ========     ========  =========

Income available to common stockholders      $129,824    $  --    $(280,195)    $201,328     $171,174  $(310,349)
                                             ========    =====    =========     ========     ========  =========

See notes to pro forma consolidating financial statements (unaudited).

                                         UNIFIED FINANCIAL SERVICES, INC.
                            Pro Forma Consolidating Statement of Income (unaudited)
                                       For the year ended December 31, 1996

                                                                 RESOURCE
                                                     UNIFIED      BENEFIT      ESTATE      EQUITY
                                                  CONSOLIDATED   PLANNERS    MANAGEMENT UNDERWRITING    CPFC
                                                  ------------   --------    ---------- ------------    ----
REVENUE:
   Brokerage                                       $2,841,519    $     --     $     --   $       --   $     --
   Fund services                                    2,214,523
   Investment advisory                              1,679,728
   Trust and administration services                  191,166     292,505      281,561
   Insurance                                               --                             7,890,257    276,277
   Software and programming services                  194,626
   Other income                                       145,090
   Interest and dividends                                                                   152,586      2,658
                                                   ----------    --------     --------   ----------   --------

      Total revenue                                 7,266,652     292,505      281,561    8,042,843    278,935
                                                   ----------    --------     --------   ----------   --------

COST OF SALES:
   Brokerage revenue charges                        1,794,886
   Fund services revenue charges
   Insurance commissions                                                                  3,443,417
   Investment fees                                     67,624
   Administration fees                                 16,591
                                                   ----------    --------     --------   ----------   --------

      Total cost of sales                           1,879,101          --           --    3,443,417         --
                                                   ----------    --------     --------   ----------   --------

      Gross profit                                  5,387,551     292,505      281,561    4,599,426    278,935
                                                   ----------    --------     --------   ----------   --------

EXPENSES:
   Employee compensation and benefits               2,742,595     162,141      207,271    2,724,682     31,387
   Brokerage operating charges                        332,508                                            5,112
   Fund services operating charges                    233,500
   Mail and courier                                    63,511       2,380           61
   Telephone                                           74,969       4,746        6,951
   Equipment rental and maintenance                   111,540          --       10,782
   Occupancy                                          203,651      23,673           --
   Depreciation and amortization                      195,064       3,063          832                 103,176
   Professional fees                                                1,129        3,450                  12,430
   Insurance                                                       17,662           --
   Advertising, marketing, etc.                                       659          725      579,314
   Interest expense                                                 5,067           --        5,300     31,476
   All other                                          427,391      55,891       49,137    1,290,079     10,784
                                                   ----------    --------     --------   ----------   --------

      Total expenses                                4,384,729     276,411      279,209    4,599,375    194,365
                                                   ----------    --------     --------   ----------   --------

INCOME FROM OPERATIONS                              1,002,822      16,094        2,352           51     84,570
                                                   ----------    --------     --------   ----------   --------

                                                                                      ADJUSTMENTS
                                                                                   AND ELIMINATIONS
                                             AMERIPRIME                            ----------------
                                              FINANCIAL    STRATEGIC    COMBINED    DEBIT    CREDIT   CONSOLIDATED
                                              ---------    ---------    --------    -----    ------   ------------
REVENUE:
  Brokerage                                    $ 12,000      $ --     $ 2,853,519   $ --      $ --    $ 2,853,519
  Fund services                                 162,726                 2,377,249                       2,377,249
  Investment advisory                                                   1,679,728                       1,679,728
  Trust and administration services                                       765,232                         765,232
  Insurance                                                             8,166,534                       8,166,534
  Software and programming services                                       194,626                         194,626
  Other income                                                            145,090                         145,090
  Interest and dividends                                                  155,244                         155,244
                                               --------      ----     -----------   ----      ----    -----------

      Total revenue                             174,726        --      16,337,222     --        --     16,337,222
                                               --------      ----     -----------   ----      ----    -----------

COST OF SALES:
  Brokerage revenue charges                                             1,794,886                       1,794,886
  Fund services revenue charges                 101,781                   101,781                         101,781
  Insurance commissions                                                 3,443,417                       3,443,417
  Investment fees                                                          67,624                          67,624
  Administration fees                                                      16,591                          16,591
                                               --------      ----     -----------   ----      ----    -----------

      Total cost of sales                       101,781        --       5,424,299     --        --      5,424,299
                                               --------      ----     -----------   ----      ----    -----------

      Gross profit                               72,945        --      10,912,923     --        --     10,912,923
                                               --------      ----     -----------   ----      ----    -----------

EXPENSES:
  Employee compensation and benefits                                    5,868,076                       5,868,076
  Brokerage operating charges                                             337,620                         337,620
  Fund services operating charges                                         233,500                         233,500
  Mail and courier                                1,122                    67,074                          67,074
  Telephone                                                                86,666                          86,666
  Equipment rental and maintenance                                        122,322                         122,322
  Occupancy                                                               227,324                         227,324
  Depreciation and amortization                     405                   302,540                         302,540
  Professional fees                               6,395                    23,404                          23,404
  Insurance                                                                17,662                          17,662
  Advertising, marketing, etc.                                            580,698                         580,698
  Interest expense                                                         41,843                          41,843
  All other                                      22,951                 1,856,233                       1,856,233
                                               --------      ----     -----------   ----      ----    -----------

      Total expenses                             30,873        --       9,764,962     --        --      9,764,962
                                               --------      ----     -----------   ----      ----    -----------

INCOME FROM OPERATIONS                           42,072        --       1,147,961     --        --      1,147,961
                                               --------      ----     -----------   ----      ----    -----------


See notes to pro forma consolidating financial statements (unaudited).



                                         UNIFIED FINANCIAL SERVICES, INC.
                            Pro Forma Consolidating Statement of Income (unaudited)
                                       For the year ended December 31, 1996

                                                                   RESOURCE
                                                     UNIFIED        BENEFIT     ESTATE      EQUITY
                                                  CONSOLIDATED     PLANNERS   MANAGEMENT UNDERWRITING     CPFC
                                                  ------------     --------   ---------- ------------     ----
OTHER INCOME (LOSS):
   Unrealized gain or (loss) on securities          $   1,659       $           $          $            $
   Realized gain or (loss) on securities               49,684
   Results of affiliate loss                         (151,108)
   Gain (loss) on sale/disposal of fixed assets       (41,859)                              10,908
   Minority interest in loss of consolidated
      subsidiary                                                                            10,601
                                                    ---------       -------     ------     -------      -------
      Total other income (loss)                      (141,624)           --         --      21,509           --
                                                    ---------       -------     ------     -------      -------

INCOME BEFORE INCOME TAXES                            861,198        16,094      2,352      21,560       84,570
                                                    ---------       -------     ------     -------      -------

INCOME TAXES:
   Current                                             20,400                    2,245      22,987          923
   Deferred                                             9,600                               (8,700)
                                                    ---------       -------     ------     -------      -------

NET INCOME                                          $ 831,198       $16,094     $  107     $ 7,273      $83,647
                                                    =========       =======     ======     =======      =======

Preferred dividends                                 $ 136,634       $    --     $   --     $    --      $    --
                                                    =========       =======     ======     =======      =======

Income available to common stockholders             $ 694,564       $16,094     $  107     $ 7,273      $83,647
                                                    =========       =======     ======     =======      =======


                                                                                                 ADJUSTMENTS
                                                                                              AND ELIMINATIONS
                                                    AMERIPRIME                                ----------------
                                                     FINANCIAL   STRATEGIC      COMBINED      DEBIT     CREDIT   CONSOLIDATED
                                                     ---------   ---------      --------      -----     ------   ------------
OTHER INCOME (LOSS):
   Unrealized gain or (loss) on securities            $11,023       $          $   12,682      $         $        $   12,682
   Realized gain or (loss) on securities                5,280                      54,964                             54,964
   Results of affiliate loss                                                     (151,108)                          (151,108)
   Gain (loss) on sale/disposal of fixed assets                                   (30,951)                           (30,951)
   Minority interest in loss of consolidated
      subsidiary                                                                   10,601                             10,601
                                                      -------       ----       ----------      ----      ----     ----------
      Total other income (loss)                        16,303         --         (103,812)       --        --       (103,812)
                                                      -------       ----       ----------      ----      ----     ----------

INCOME BEFORE INCOME TAXES                             58,375         --        1,044,149        --        --      1,044,149
                                                      -------       ----       ----------      ----      ----     ----------

INCOME TAXES:
   Current                                                                         46,555                             46,555
   Deferred                                                                           900                                900
                                                      -------       ----       ----------      ----      ----     ----------

NET INCOME                                            $58,375       $ --       $  996,694      $ --      $ --     $  996,694
                                                      =======       ====       ==========      ====      ====     ==========

Preferred dividends                                   $    --       $ --       $  136,634      $ --      $ --     $  136,634
                                                      =======       ====       ==========      ====      ====     ==========

Income available to common stockholders               $58,375       $ --       $  860,060      $ --      $ --     $  860,060
                                                      =======       ====       ==========      ====      ====     ==========


See notes to pro forma consolidating financial statements (unaudited).


                  UNIFIED FINANCIAL SERVICES, INC.
 Notes to Pro Forma Consolidating Financial Statements (Unaudited)

The pro forma consolidating balance sheet and statement of operations give effect to the merger or acquisition of the following companies as if each such merger or acquisition had occurred as of the first day of the period reported.

Effective March 10, 1998, the Company acquired Resource Benefit
Planners, Inc. in a transaction accounted for under the pooling-of-interest method of accounting. In connection with such acquisition, the Company issued 12,000 shares of Common Stock.

Effective August 21, 1998, the Company acquired EMCO Estate Management Company, Inc. in a transaction accounted for under the pooling-of-interest method of accounting. In connection with such acquisition, the Company issued 11,000 shares of Common Stock.

Effective December 17, 1998, the Company acquired Equity Underwriting Group, Inc. in a transaction accounted for under the pooling-of-interest method of accounting. In connection with such acquisition, the Company issued 241,745 shares of Common Stock.

Effective December 17, 1998, the Company acquired Commonwealth Premium Finance Corporation in a transaction accounted for under the pooling-of-interest method of accounting. In connection with such acquisition, the Company issued 12,800 shares of Common Stock.

Effective December 21, 1998, the Company acquired Strategic Fund
Services, Inc. in a transaction accounted for under the pooling-of-interest method of accounting. In connection with such acquisition, the Company issued 7,500 shares of Common Stock.

Effective December 31, 1998, the Company acquired AmeriPrime Financial Services, Inc. in a transaction accounted for under the pooling-of-interest method of accounting. In connection with such acquisition, the Company issued 410,000 shares of Common Stock.

During February 1998, the Company formed Unified Internet Services, Inc., an Indiana corporation.

Effective August 21, 1998, the Company acquired Fiduciary Counsel, Inc. in a transaction accounted for under the purchase method of accounting. In connection with such acquisition, the Company issued 36,110 shares of Common Stock and paid $800,835 in cash in exchange for all the capital stock of Fiduciary Counsel, Inc. The excess of cost over fair value of net assets acquired was $1,564,802. Goodwill will be amortized on a straight-line method over 15 years.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNIFIED FINANCIAL SERVICES, INC.



Dated:  February 19, 1999         By: /s/ Timothy L. Ashburn
                                     ---------------------------------
                                     Timothy L. Ashburn
                                     Chairman, President and Chief
                                     Executive Officer

                          EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

2.1 Agreement and Plan of Merger, dated October 16, 1998, by and among Unified Financial Services, Inc., Equity Acquisition Corporation, Equity Underwriting Group, Inc., John R. Owens and D. Richard Meyer, filed as Exhibit 2.2 to Unified Financial Services, Inc.'s Current Report on Form 8-K dated October 16, 1998, is incorporated herein by reference.

2.2 First Amendment to Agreement and Plan of Merger, dated December 14, 1998, by and among Unified Financial Services, Inc., Equity Acquisition Corporation, Equity Underwriting Group, Inc., John R. Owens and D. Richard Meyer.<F*>

2.3 Agreement and Plan of Merger, dated October 16, 1998, by and among Unified Financial Services, Inc., AmeriPrime Acquisition Corporation, AmeriPrime Financial Services, Inc. and Kenneth D. Trumpfheller, filed as Exhibit 2.1 to Unified Financial Services, Inc.'s Current Report on Form 8-K dated October 16, 1998, is incorporated herein by reference.

23.1 Consent of Larry E. Nunn & Associates, LLC with respect to its report dated February 12, 1999 regarding the financial statements of Equity Underwriting Group, Inc.


23.2 Consent of Larry E. Nunn & Associates, LLC with respect to its report dated February 12, 1999 regarding the financial statements of AmeriPrime Financial Services, Inc.


---------------------------
<F*> Previously filed